                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON NOVEMBER 5, 1998

TO THE STOCKHOLDERS OF
     MERRILL LYNCH GLOBAL HOLDINGS, INC.:

     NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Meeting") of Merrill Lynch Global Holdings, Inc. ("Global Holdings") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey on November 5, 1998 at 9:00 a.m., New York time, for the following purposes:

          (1) To approve or disapprove an Agreement and Plan of Reorganization (the "Agreement and Plan of Reorganization") providing for the acquisition of substantially all of the assets of Global Holdings by Merrill Lynch Global Growth Fund, Inc. ("Global Growth Fund"), and the assumption of substantially all of the liabilities of Global Holdings by Global Growth Fund, in exchange solely for an equal aggregate value of newly-issued shares of Global Growth Fund. The Agreement and Plan of Reorganization also provides for distribution of such shares of Global Growth Fund to stockholders of Global Holdings in liquidation of Global Holdings. A vote in favor of this proposal will constitute a vote in favor of the liquidation and dissolution of Global Holdings and the termination of its registration under the Investment Company Act of 1940, as amended; and

          (2) To transact such other business as properly may come before the Meeting or any adjournment thereof.

     The Board of Directors of Global Holdings has fixed the close of business on September 15, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     A complete list of the stockholders of Global Holdings entitled to vote at the Meeting will be available and open to the examination of any stockholders of Global Holdings for any purpose germane to the Meeting during ordinary business hours from and after October 22, 1998 at the offices of Global Holdings, 800 Scudders Mill Road, Plainsboro, New Jersey.

     You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of Global Holdings.

                                          By Order of the Board of Directors,

                                          PHILIP M. MANDEL
                                          Secretary

Plainsboro, New Jersey
Dated: September 22, 1998

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     MERRILL LYNCH GLOBAL GROWTH FUND, INC.
                P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

                       SPECIAL MEETING OF STOCKHOLDERS OF
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                                NOVEMBER 5, 1998

    This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Merrill Lynch Global Holdings, Inc., a Maryland corporation ("Global Holdings"), for use at the Special Meeting of Stockholders of Global Holdings (the "Meeting") called to approve or disapprove the proposed reorganization whereby Merrill Lynch Global Growth Fund, Inc., a Maryland corporation ("Global Growth Fund"), will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Global Holdings, in exchange solely for an equal aggregate value of newly-issued shares of Global Growth Fund (the "Reorganization"). Immediately upon the receipt by Global Growth Fund of the assets of Global Holdings and the assumption by Global Growth Fund of the liabilities of Global Holdings, as described in the preceding sentence, Global Holdings will distribute the shares of Global Growth Fund received in the Reorganization to the stockholders of Global Holdings. Thereafter, Global Holdings will terminate its registration under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will dissolve in accordance with the laws of the State of Maryland.

    Holders of shares in Global Holdings will receive that class of shares of Global Growth Fund having the same letter designation (i.e., Class A, Class B, Class C or Class D) and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges ("CDSCs")), if any (the "Corresponding Shares"), as the shares of Global Holdings held by them immediately prior to the Reorganization. The aggregate net asset value of the Corresponding Shares of Global Growth Fund to be issued to the stockholders of Global Holdings will equal the aggregate net asset value of the outstanding shares of Global Holdings as set forth in the Agreement and Plan of Reorganization. Global Holdings and Global Growth Fund sometimes are referred to herein collectively as the "Funds" and individually as a "Fund," as the context requires. The fund resulting from the reorganization is sometimes referred to herein as the "Combined Fund."

    This Proxy Statement and Prospectus serves as a prospectus of Global Growth Fund under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the issuance of shares of Global Growth Fund to Global Holdings pursuant to the terms of the Reorganization.

    Both Global Holdings and Global Growth Fund are open-end management investment companies with similar, though not identical, investment objectives. Global Growth Fund seeks to provide stockholders with long-term growth of capital by investing in a diversified portfolio of equity securities of issuers in various foreign countries and the United States. Global Holdings seeks to provide stockholders with the highest total return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. There can be no assurance that, after the Reorganization, Global Growth Fund will achieve its investment objective.

    The current prospectus relating to Global Growth Fund, dated March 6, 1998 (the "Global Growth Fund Prospectus"), accompanies this Proxy Statement and Prospectus and is incorporated herein by reference. The Semi-Annual Report to Stockholders of Global Growth Fund for the period ended February 28, 1998 also accompanies this Proxy Statement and Prospectus. A statement of additional information relating to Global Growth Fund, dated March 6, 1998 (the "Global Growth Fund Statement"), a prospectus of Global Holdings dated March 5, 1998 (the "Global Holdings Prospectus") and a statement of additional information relating to Global Holdings, dated March 5, 1998 (the "Global Holdings Statement"), have been filed with the Securities and Exchange Commission (the "Commission"). Such documents may be obtained, without charge, by writing either Global Holdings or Global Growth Fund at the address above, or by calling 1-800-456-4587, ext. 123.
                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

    This Proxy Statement and Prospectus sets forth concisely the information about Global Growth Fund that stockholders of Global Holdings should know before considering the Reorganization and should be retained for future reference. Global Holdings has authorized the solicitation of proxies in connection with the Reorganization solely on the basis of this Proxy Statement and Prospectus and the accompanying documents.

    A statement of additional information relating to the Reorganization (the "Statement of Additional Information"), including pro forma financial statements of Global Holdings and Global Growth Fund, is on file with the Commission. It is available from Global Growth Fund without charge, upon oral request by calling the toll free telephone number set forth above or upon written request by writing Global Growth Fund at its principal executive offices. The Statement of Additional Information, dated September 22, 1998 is incorporated by reference into this Proxy Statement and Prospectus. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Growth Fund Prospectus, the Global Holdings Prospectus, the Global Growth Fund Statement, the Global Holdings Statement, other material incorporated by reference and other information regarding the Funds.

    The address of the principal executive offices of both Global Holdings and Global Growth Fund is 800 Scudders Mill Road, Plainsboro, New Jersey 08536, and the telephone number is (609) 282-2800.
                            ------------------------

     THE DATE OF THIS PROXY STATEMENT AND PROSPECTUS IS SEPTEMBER 22, 1998.

                               TABLE OF CONTENTS

                                                              PAGE
INTRODUCTION                                                    3
SUMMARY                                                         3
  The Reorganization                                            3
  Pro Forma Fee Table for Class A and Class B Stockholders
     of Global Holdings, Global Growth Fund and the Combined
     Fund as of June 30, 1998 (unaudited)                       5
  Pro Forma Fee Table for Class C and Class D Stockholders
     of Global Holdings, Global Growth Fund and the Combined
     Fund as of June 30, 1998 (unaudited)                       6
RISK FACTORS AND SPECIAL CONSIDERATIONS                        12
COMPARISON OF THE FUNDS                                        15
  Financial Highlights                                         15
  Investment Objectives and Policies                           19
  Other Investment Policies                                    21
  Information Regarding Options, Futures and Foreign
     Exchange Transactions                                     22
  Investment Restrictions                                      22
  Management                                                   22
  Purchase of Shares                                           24
  Redemption of Shares                                         24
  Performance                                                  24
  Stockholder Rights                                           25
  Dividends and Distributions                                  25
  Tax Information                                              26
  Portfolio Transactions                                       26
  Portfolio Turnover                                           26
  Additional Information                                       26
THE REORGANIZATION                                             27
  General                                                      27
  Procedure                                                    27
  Terms of the Agreement and Plan of Reorganization            28
  Potential Benefits to Stockholders as a Result of the
     Reorganization                                            29
  Tax Consequences of the Reorganization                       30
  Capitalization                                               31
INFORMATION CONCERNING THE SPECIAL MEETING                     31
  Date, Time and Place of Meeting                              31
  Solicitation, Revocation and Use of Proxies                  31
  Record Date and Outstanding Shares                           32
  Security Ownership of Certain Beneficial Owners and
     Management of Global Holdings and Global Growth Fund      32
  Voting Rights and Required Vote                              32
ADDITIONAL INFORMATION                                         33
LEGAL PROCEEDINGS                                              33
LEGAL OPINIONS                                                 33
EXPERTS                                                        34
STOCKHOLDER PROPOSALS                                          34
EXHIBIT I--AGREEMENT AND PLAN OF REORGANIZATION               I-1

                                  INTRODUCTION

     This Proxy Statement and Prospectus is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Global Holdings for use at the Meeting to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey on November 5, 1998, at 9:00 a.m., New York time. The mailing address for Global Holdings is P.O. Box 9011, Princeton, New Jersey 08543-9011. The approximate mailing date of this Proxy Statement and Prospectus is September 25, 1998.

     Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the Secretary of Global Holdings at the address indicated above or by voting in person at the Meeting. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, properly executed proxies will be voted "FOR" the proposal to approve the Agreement and Plan of Reorganization between Global Holdings and Global Growth Fund (the "Agreement and Plan of Reorganization").

     Approval of the Agreement and Plan of Reorganization will require the affirmative vote of Global Holdings stockholders representing a majority of the total number of votes entitled to be cast thereon. Stockholders will vote as a single class on the proposal to approve the Agreement and Plan of Reorganization. See "Information Concerning the Special Meeting."

     The Board of Directors of Global Holdings knows of no business other than that discussed above which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Proxy Statement and Prospectus (including documents incorporated by reference) and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement and Prospectus and in the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     In this Proxy Statement and Prospectus, the term "Reorganization" refers collectively to (i) the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Global Holdings by Global Growth Fund in exchange for the Corresponding Shares and the subsequent distribution of Corresponding Shares of Global Growth Fund to the stockholders of Global Holdings; and (ii) the subsequent deregistration and dissolution of Global Holdings.

THE REORGANIZATION

     At a meeting of the Board of Directors of Global Holdings held on April 15, 1998, the Board of Directors of Global Holdings approved a proposal that Global Growth Fund acquire substantially all of the assets, and assume substantially all of the liabilities, of Global Holdings in exchange solely for shares of Global Growth Fund to be distributed to the stockholders of Global Holdings.

     Based upon their evaluation of all relevant information, the Directors of Global Holdings have determined that the Reorganization will potentially benefit the stockholders of Global Holdings. Specifically, after the Reorganization, Global Holdings stockholders will remain invested in an open-end fund that has an investment objective similar though not identical to that of Global Holdings. In addition, after the Reorganization, on a pro forma combined basis, Global Growth Fund will pay an advisory fee to MLAM at a lower annual rate than that currently paid by Global Holdings. Moreover, since the net assets of Global Growth Fund as of June 30, 1998 were approximately $2.0 billion and will increase by approximately $362.7 million (the net asset value of Global Holdings as of June 30, 1998) as a result of the Reorganization, Global Holdings stockholders are likely to experience certain additional benefits, including, without limitation, lower expenses per share, economies of scale and greater flexibility in portfolio management. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization."

     The Board of Directors of Global Holdings, including a majority of the Directors who are not "interested persons," as defined in the Investment Company Act, has determined that the Reorganization is in the best interests of Global Holdings and that the interests of existing Global Holdings stockholders will not be diluted as a result of effecting the Reorganization.

     If all of the requisite approvals are obtained, it is anticipated that the Reorganization will occur as soon as practicable after such approval, provided that Global Holdings and Global Growth Fund have obtained prior to that time a favorable private letter ruling from the Internal Revenue Service (the "IRS") concerning the tax consequences of the Reorganization as set forth in the Agreement and Plan of Reorganization. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned, whether before or after approval by the stockholders of Global Holdings, at any time prior to the Exchange Date (as defined below), (i) by mutual consent of the Board of Directors of Global Holdings and the Board of Directors of Global Growth Fund;
(ii) by the Board of Directors of Global Holdings if any condition to Global Holdings' obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Growth Fund if any condition to Global Growth Fund's obligations has not been fulfilled or waived by such Board.

  PRO FORMA FEE TABLE FOR CLASS A AND CLASS B STOCKHOLDERS OF GLOBAL HOLDINGS,
                               GLOBAL GROWTH FUND
             AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)

                                                                CLASS A SHARES(a)               CLASS B SHARES(b)
                                                        ----------------------------------   -----------------------
                                                                ACTUAL                               ACTUAL
                                                        ----------------------               -----------------------
                                                         GLOBAL      GLOBAL      PRO FORMA           GLOBAL
                                                        HOLDINGS   GROWTH FUND   COMBINED           HOLDINGS
                                                        --------   -----------   ---------   -----------------------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)                         5.25%(c)    5.25%(c)     5.25%(c)           None
  Sales Charge Imposed on Dividend Reinvestments          None        None         None               None
  Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, whichever
    is lower)                                           None(d)    None(d)       None(d)      4.0% during the first
                                                                                              year, decreasing 1.0%
                                                                                             annually thereafter to
                                                                                              0.0% after the fourth
                                                                                                     year(e)
  Exchange Fee                                            None        None         None               None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  TOTAL NET ASSETS):
  Management Fees(f)                                      1.00%       0.74%        0.74%              1.00%
  12b-1 Fees(g):
    Account Maintenance Fees                              None        None         None               0.25%
    Distribution Fees                                     None        None         None               0.75%
  Other Expenses:
                                                                                             (Class B shares convert
                                                                                                to Class D shares
                                                                                               automatically after
                                                                                               approximately eight
                                                                                              years and cease being
                                                                                             subject to distribution
                                                                                                      fees)
    Stockholder Servicing Costs(h)                        0.29%       0.09%        0.09%              0.29%
    Other                                                 0.19%       0.10%        0.09%              0.19%
                                                         -----     -------       ------                ---
        Total Other Expenses                              0.48%       0.19%        0.18%              0.48%
                                                         -----     -------       ------                ---
  Total Fund Operating Expenses(i)                        1.48%       0.93%        0.92%              2.48%
                                                         -----     -------       ------                ---
                                                         -----     -------       ------                ---

                                                                       CLASS B SHARES(b)
                                                        ------------------------------------------------
                                                                ACTUAL
                                                        -----------------------
                                                                GLOBAL                  PRO FORMA
                                                              GROWTH FUND               COMBINED
                                                        -----------------------  -----------------------
STOCKHOLDER TRANSACTION EXPENSES:
  Maximum Sales Charge Imposed on Purchases (as a
    percentage of offering price)                                None                     None
  Sales Charge Imposed on Dividend Reinvestments                 None                     None
  Deferred Sales Charge (as a percentage of original
    purchase price or redemption proceeds, whichever
    is lower)                                            4.0% during the first    4.0% during the first
                                                         year, decreasing 1.0%    year, decreasing 1.0%
                                                        annually thereafter to   annually thereafter to
                                                         0.0% after the fourth    0.0% after the fourth
                                                                year(e)                  year(e)
  Exchange Fee                                                   None                     None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
  TOTAL NET ASSETS):
  Management Fees(f)                                             0.74%                    0.74%
  12b-1 Fees(g):
    Account Maintenance Fees                                     0.25%                    0.25%
    Distribution Fees                                            0.75%                    0.75%
  Other Expenses:
                                                        (Class B shares convert  (Class B shares convert
                                                           to Class D shares        to Class D shares
                                                          automatically after      automatically after
                                                          approximately eight      approximately eight
                                                         years and cease being    years and cease being
                                                        subject to distribution  subject to distribution
                                                                 fees)                    fees)
    Stockholder Servicing Costs(h)                               0.09%                    0.09%
    Other                                                        0.10%                    0.09%
                                                                  ---                      ---
        Total Other Expenses                                     0.19%                    0.18%
                                                                  ---                      ---
  Total Fund Operating Expenses(i)                               1.93%                    1.92%
                                                                  ---                      ---

---------------
(a) Class A shares are sold to a limited group of investors including existing Class A stockholders, certain retirement plans and participants in certain fee-based programs. See "Comparison of the Funds--Purchase of Shares."
(b) Class B shares convert to Class D shares automatically approximately eight years after initial purchase. See "Comparison of the Funds--Purchase of Shares."
(c) Reduced for Class A purchases of $25,000 and over, and waived for purchases by certain retirement plans and in connection with certain fee-based programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds--Purchase of Shares."
(d) Class A shares are not subject to a CDSC, except that certain purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year of purchase. Such CDSC may be waived in connection with certain fee-based programs.
(e) The CDSC may be modified in connection with certain fee-based programs.
(f) See "Comparison of the Funds--Management."
(g) See "Comparison of the Funds--Purchase of Shares."
(h) See "Comparison of the Funds--Additional Information--Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."
(i) Pursuant to the Management Agreement between Global Growth Fund and MLAM, Global Growth Fund pays MLAM a monthly fee at the annual rate of 0.75% of the average daily net assets not exceeding $1.5 billion, and 0.725% of the average daily net assets in excess of $1.5 billion. After the Reorganization, the management fee paid by the Combined Fund will be at Global Growth Fund's lower rate. Assuming the total net assets after the Reorganization were approximately $2.4 billion, the effective management fee rate paid by the Combined Fund would be 0.74%.

  PRO FORMA FEE TABLE FOR CLASS C AND CLASS D STOCKHOLDERS OF GLOBAL HOLDINGS,
                               GLOBAL GROWTH FUND
             AND THE COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)

                                                       CLASS C SHARES                             CLASS D SHARES
                                        ---------------------------------------------   ----------------------------------
                                                    ACTUAL                                      ACTUAL
                                        ------------------------------                  ----------------------
                                                             GLOBAL       PRO FORMA      GLOBAL      GLOBAL      PRO FORMA
                                        GLOBAL HOLDINGS   GROWTH FUND      COMBINED     HOLDINGS   GROWTH FUND   COMBINED
                                        ---------------   ------------   ------------   --------   -----------   ---------
STOCKHOLDER TRANSACTION EXPENSES:
    Maximum Sales Charge Imposed on
      Purchases (as a percentage of
      offering price)                       None              None           None       5.25% (a)   5.25%  (a)    5.25% (a)
    Sales Charge Imposed on Dividend
      Reinvestments                         None              None           None        None        None         None
    Deferred Sales Charge (as a
      percentage of original purchase
      price or redemption proceeds,
      whichever is lower)               1.0% for one      1.0% for one   1.0% for one    None (c)    None  (c)    None  (c)
                                           year(b)          year(b)        year(b)
    Exchange Fee                            None              None           None        None        None         None
  ANNUAL FUND OPERATING EXPENSES (AS A
    PERCENTAGE OF TOTAL NET ASSETS):
    Management Fees(d)                      1.00%            0.74%          0.74%       1.00%       0.74%         0.74%
    12b-1 Fees(e):
      Account Maintenance Fees              0.25%            0.25%          0.25%       0.25%       0.25%         0.25%
      Distribution Fees                     0.75%            0.75%          0.75%        None        None         None
    Other Expenses:
      Stockholder Servicing Costs(f)        0.29%            0.09%          0.09%       0.29%       0.09%         0.09%
      Other                                 0.19%            0.10%          0.09%       0.19%       0.10%         0.09%
                                            -----             ---            ---        -----       ------        -----
        Total Other Expenses                0.48%            0.19%          0.18%       0.48%       0.19%         0.18%
                                            -----             ---            ---        -----       ------        -----
    Total Fund Operating Expenses(g)        2.48%            1.93%          1.92%       1.73%       1.18%         1.17%
                                            =====             ===            ===        =====       ======        =====

---------------
(a) Reduced for Class D purchases of $25,000 and over. Like Class A purchases, certain Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Comparison of the Funds--Purchase of Shares."
(b) The CDSC may be waived in connection with certain fee-based programs.
(c) Like Class A shares, Class D shares are not subject to a CDSC, except that purchases of $1,000,000 or more that are not subject to an initial sales charge may instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase. Such CDSC may be waived in connection with certain fee-based programs.
(d) See "Comparison of the Funds--Management."
(e) See "Comparison of the Funds--Purchase of Shares."
(f) See "Comparison of the Funds--Additional Information--Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent."
(g) Pursuant to a Management Agreement between Global Growth Fund and MLAM, Global Growth Fund pays MLAM a monthly fee at the annual rate of 0.75% of average daily net assets not exceeding $1.5 billion and 0.725% of average daily net assets in excess of $1.5 billion. After the Reorganization, the management fee paid by the Combined Fund will be at Global Growth Fund's lower rate. Assuming the total net assets after the Reorganization were approximately $2.4 billion, the effective management fee rate paid by the Combined Fund would be 0.74%.

EXAMPLES:

                                                CUMULATIVE EXPENSES PAID ON CLASS A AND CLASS B SHARES FOR THE PERIOD OF:
                                              -----------------------------------------------------------------------------
                                                         CLASS A SHARES                          CLASS B SHARES
                                              -------------------------------------   -------------------------------------
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------   ------   -------   -------   --------
An investor would pay the following expenses
  on a $1,000 investment, including the
  maximum sales load of $52.50 (Class A
  shares only) and assuming (1) the Total
  Fund Operating Expenses set forth on page
  5 for the relevant Fund, (2) a 5% annual
  return throughout the periods and (3)
  redemption at the end of the period
  (including any applicable
  CDSC for Class B shares):
    Global Holdings                            $67       $97      $129       $220      $65       $97      $132      $263*
    Global Growth Fund                          61        81       101        161       60        81       104       206*
    Combined Fund+                              61        80       101        160       60        80       104       205*
An investor would pay the following expenses
  on the same $1,000 investment assuming no
  redemption at the end of the period:
    Global Holdings                            $67       $97      $129       $220      $25       $77      $132      $263*
    Global Growth Fund                          61        81       101        161       20        61       104       206*
    Combined Fund+                              61        80       101        160       20        60       104       205*

                                                CUMULATIVE EXPENSES PAID ON CLASS C AND CLASS D SHARES FOR THE PERIOD OF:
                                              -----------------------------------------------------------------------------
                                                         CLASS C SHARES                          CLASS D SHARES
                                              -------------------------------------   -------------------------------------
                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                              ------   -------   -------   --------   ------   -------   -------   --------
An investor would pay the following expenses
  on a $1,000 investment, including the
  maximum sales load of $52.50 (Class D
  shares only) and assuming (1) the Total
  Fund Operating Expenses set forth on page
  6 for the relevant Fund, (2) a 5% annual
  return throughout the periods and (3)
  redemption at the end of the period
  (including any applicable
  CDSC for Class C shares):
    Global Holdings                            $35       $77      $132       $282      $69      $104      $141       $246
    Global Growth Fund                          30        61       104        225       64        88       114        188
    Combined Fund+                              30        60       104        224       64        88       113        187
An investor would pay the following expenses
  on the same $1,000 investment assuming no
  redemption at the end of the period:
    Global Holdings                            $25       $77      $132       $282      $69      $104      $141       $246
    Global Growth Fund                          20        61       104        225       64        88       114        188
    Combined Fund+                              20        60       104        224       64        88       113        187

---------------
* Assumes conversion of Class B shares to Class D shares approximately eight years after initial purchase.

+ Assuming the Reorganization had taken place on June 30, 1998.

     The foregoing Fee Tables are intended to assist investors in understanding the costs and expenses that a Global Holdings or Global Growth Fund stockholder bears directly or indirectly as compared to the costs and expenses that would be borne by such investors taking into account the Reorganization. The Examples set forth above assume reinvestment of all dividends and distributions and utilize a 5% annual rate of return as mandated by Commission regulations. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLES. See "Summary," "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Comparison of the Funds--Management," "--Purchase of Shares" and "--Redemption of Shares."

BUSINESS OF GLOBAL HOLDINGS  Global Holdings was incorporated under the laws of the State of Maryland on March 7, 1984 and commenced operations on July 2, 1984. Global Holdings is a diversified, open-end management investment company.

                             As of June 30, 1998, Global Holdings had net assets of $362,706,779.

BUSINESS OF GLOBAL GROWTH
FUND Global Growth Fund was incorporated under the laws of the State of Maryland on August 4, 1997 and commenced operations on October 31, 1997. Global Growth Fund is a diversified, open-end management investment company.

                             As of June 30, 1998, Global Growth Fund had net assets of $1,996,561,044.

COMPARISON OF THE FUNDS      Investment Objectives.  The investment objectives
                             of Global Growth Fund and Global Holdings are similar, but not identical. Global Growth Fund seeks to provide stockholders with long-term growth of capital, which it seeks to achieve by investing in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above average growth rates in earnings.

                             Global Holdings seeks to provide stockholders with the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. In pursuing this objective, management of Global Holdings will utilize a fully managed investment policy which permits Global Holdings to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments.

                             Investment Policies. Global Growth Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of issuers from at least three different countries. To a lesser extent, Global Growth Fund may invest in securities convertible into common stock, preferred stock, rights to subscribe for common stock and other investments the return on which is determined by the performance of a particular common stock or a basket or index of common stocks.

                             Global Holdings utilizes a fully managed investment policy which permits the management of Global Holdings to vary its policies as to geographic diversification and types of securities; it is expected, however, that its assets will be invested in several countries, primarily the United States, Japan and Western European nations. Global Holdings' current emphasis is placed on equity securities, but substantial portions of its assets may be invested in debt, convertible securities or non-convertible preferred stocks.

                             Both Global Growth Fund and Global Holdings may invest heavily in securities denominated in currencies other than the United States dollar.

                             Each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

                             Global Growth Fund and Global Holdings are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, Global Holdings is further limited and may not borrow amounts in excess of 20% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

                             Advisory Fees. The investment adviser for both Global Holdings and Global Growth Fund is MLAM. MLAM is responsible for the management of each Fund's investment portfolio and for providing administrative services to each Fund.

                             Lawrence A. Fuller serves as portfolio manager for both Funds. Mr. Fuller has served as Portfolio Manager of Global Growth Fund since its inception (October 31, 1997) and was appointed Portfolio Manager of Global Holdings in March 1998.

                             Pursuant to a management agreement between Global Growth Fund and MLAM, Global Growth Fund pays MLAM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund not exceeding $1.5 billion and 0.725% of the average daily net assets in excess of $1.5 billion; pursuant to a management agreement between Global Holdings and MLAM, Global Holdings pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. Global Growth Fund pays advisory fees at a lower rate than does Global Holdings. After the Reorganization, the advisory fee paid by the Combined Fund would be at Global Growth Fund's lower rate. See "Summary--Pro Forma Fee Tables" and "Comparison of the Funds--Management."

                             MLAM has retained Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") as sub-adviser to each of the Funds. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each management agreement.

                             Class Structure. Each Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. The Class A, Class B, Class C and Class D shares issued by Global Growth Fund are identical in all respects to the Class A, Class B, Class C and Class D shares issued by Global Holdings, except that they represent ownership interests in a different investment portfolio. See "Comparison of the Funds--Purchase of Shares."

                             Overall Expense Ratio. The overall operating expense ratio for Class A shares as of June 30, 1998 was 1.48% for Global Holdings and 0.93% for Global Growth Fund. If the Reorganization had taken place on that date, the overall operating expense ratio for Class A shares of the Combined Fund on a pro forma basis would have been 0.92%.

                             The foregoing expense ratios are for Class A shares. Such ratios would differ for Class B, Class C and Class D shares as a result of class specific distribution and account maintenance expenditures. See "Summary--Pro Forma Fee Tables."

                             Purchase of Shares. Shares of Global Growth Fund are offered continuously for sale to the public in substantially the same manner as shares of Global Holdings. See "Comparison of the Funds--Purchase of Shares."

                             Redemption of Shares. The redemption procedures for shares of Global Growth Fund are substantially the same as the redemption procedures for shares of Global Holdings. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Growth Fund acquired by Global Holdings stockholders in the Reorganization, the holding period of Global Holdings shares outstanding on the date the Reorganization takes place will be "tacked" onto the holding period of the Corresponding Shares of Global Growth Fund acquired in the Reorganization. See "Comparison of the Funds--Redemption of Shares."

                             Dividends and Distributions. Global Holdings' policies with respect to dividends and distributions are substantially the same as those of Global Growth Fund. See "Comparison of the Funds--Dividends and Distributions."

                             Net Asset Value. Both Global Holdings and Global Growth Fund determine net asset value of each class of shares once daily 15 minutes after the close of business on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Both Funds compute net asset value per share in the same manner. See "Comparison of the Funds--Additional Information--Net Asset Value."

                             Voting Rights. The corresponding voting rights of the holders of shares of common stock of each Fund are substantially the same. See "The
                             Reorganization--Comparison of the Funds--Capital Stock."

                             Other Significant Considerations. Stockholder services, including exchange privileges, available to Global Holdings and Global Growth Fund stockholders are substantially the same. See "Comparison of the Funds--Additional Information--Stockholder Services." An automatic dividend reinvestment plan is available to stockholders of each Fund. The plans are identical. See "Comparison of the Funds--Automatic

                             Dividend Reinvestment Plan." Other stockholder services, including the provision of annual and semi-annual reports, are the same for both Funds. See "Comparison of the Funds--Stockholder Services."

TAX CONSIDERATIONS           Global Holdings and Global Growth Fund jointly have
                             requested a private letter ruling from the IRS with respect to the Reorganization to the effect that, among other things, neither Global Holdings nor Global Growth Fund will recognize gain or loss on the transaction, and Global Holdings stockholders will not recognize gain or loss on the exchange of their shares of Global Holdings stock for Corresponding Shares of Global Growth Fund. The consummation of the Reorganization is subject to the receipt of such ruling. The Reorganization will not affect the status of Global Growth Fund as a regulated investment company. See "The
                             Reorganization--Tax Consequences of the
                             Reorganization."

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

     Many of the investment risks associated with an investment in Global Growth Fund are substantially the same as those of Global Holdings. Such risks include investing in derivative instruments, illiquid securities and unrated debt securities as well as investing on an international basis. As a result of the Reorganization, the risk factors applicable to Global Holdings will be modified by (i) the elimination of the additional restriction on borrowing currently applicable to Global Holdings and (ii) the short operating history of Global Growth Fund, which commenced operations on October 31, 1997.

     Investing on an International Basis. Because a substantial portion of each Fund's assets may be invested in securities of non-U.S. issuers, investors should be aware of certain risk factors and special considerations relating to international investing, which may involve risks that are not typically associated with investments in securities of U.S. issuers, including fluctuations in foreign exchange rates, future political and economic developments, different legal systems and the possible imposition of economic sanctions, exchange controls or other foreign governmental laws or restrictions. Securities prices in different countries are subject to different economic, financial, political and social factors. Since both Funds invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and, therefore, may affect the value of securities denominated in such currencies. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, difficulty in obtaining or enforcing a court judgment, economic, political or social instability or diplomatic developments that could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments also may be subject to foreign withholding taxes. These risks often are heightened for investments in smaller, emerging capital markets.

     As a result of these potential risks, MLAM may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. Global Growth Fund may invest in countries in which foreign investors, including MLAM, have had no or limited prior experience.

     Many of the foreign securities held by the Funds will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign issuer than about a U.S. issuer and such foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. issuers. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller, emerging foreign capital markets. Foreign issuers, and issuers in smaller, emerging capital markets in particular, may not be subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic issuers.

     Foreign financial markets, while often growing in trading volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries that have smaller, emerging capital markets, which may result in the Funds incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement could result in periods when assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Funds to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Funds due to subsequent declines in the value of such portfolio security or, if a contract to sell the security has been entered, could result in possible liability to the purchaser.

     There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

     Some countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Global Growth Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a company to only a specific class of securities that may have less advantageous terms than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

     Borrowing. Global Growth Fund and Global Holdings are each subject to a fundamental investment restriction, which provides that each Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. The Funds may borrow only from banks as a temporary measure for extraordinary or emergency purposes, including to meet redemptions (so as not to force the Funds to liquidate securities at a disadvantageous time) or to settle securities transactions. Global Holdings will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights. Global Growth Fund will not purchase securities at any time when borrowings exceed 5% of its total assets except to honor prior commitments or to exercise subscription rights. The purchase of securities while borrowings are outstanding will have the effect of leveraging the Funds. Such leveraging increases a Fund's exposure to capital risk, and borrowed funds are subject to interest costs that will reduce net income. As a non-fundamental restriction, Global Holdings is further limited and may not borrow amounts in excess of 20% of its total assets taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of the shares of Global Holdings. After the Reorganization, the Combined Fund will be able to borrow from banks in amounts up to 33 1/3% of its total assets. The 20% limitation on borrowings applicable to Global Holdings will be eliminated.

     Derivative Investments. Each Fund may engage in transactions in certain instruments that may be characterized as derivatives. These instruments include various types of options, futures and options thereon. The Funds may engage in these transactions for hedging purposes to enhance total return or to gain exposure to equity markets.

     Transactions involving options, futures, options on futures or currencies may involve the loss of an opportunity to profit from a price movement in the underlying asset beyond certain levels or a price increase on other portfolio assets (in the case of transactions for hedging purposes) or expose the Funds to potential losses that exceed the amount originally invested by each respective Fund in such instruments.

     Illiquid Securities. Global Growth Fund may invest up to 15% of its net assets and Global Holdings may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of a Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute in situations in which a Fund's operations require cash, such as when a Fund redeems shares or pays dividends, and could result in a Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments. Further, issuers whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. In making investments in such securities, a Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities. In addition, each of the Funds may invest in privately placed securities that may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.

     Withholding and Other Taxes. Income and capital gains on securities held by the Funds may be subject to withholding and other taxes imposed by certain jurisdictions, which would reduce the return to the respective Fund on those securities. The Funds intend, unless ineligible, to elect to "pass-through" to their respective shareholders the amount of foreign taxes paid by that Fund. The taxes passed through to shareholders will be included in each shareholder's income and could potentially be offset by either a deduction or a credit. Certain shareholders, including non-U.S. shareholders, will not be entitled to the benefit of a deduction or credit with respect to foreign taxes paid at the Fund level. Non-U.S. shareholders may nevertheless be subject to withholding tax on the foreign taxes included in their income. Other taxes, such as transfer taxes, may be imposed on the Funds, but would not give rise to a credit or deduction for shareholders.

                            COMPARISON OF THE FUNDS

FINANCIAL HIGHLIGHTS

     Global Growth Fund. The financial information in the table below is unaudited and has been provided by MLAM. Financial information is not presented prior to October 31, 1997 since no shares were publicly issued prior to that date.

     The following per share data and ratios have been derived from information provided in Global Growth Fund's financial statements.

                                                                  FOR THE PERIOD
                                                      OCTOBER 31, 1997+ TO FEBRUARY 28, 1998
                                              ------------------------------------------------------
                                              CLASS A        CLASS B         CLASS C        CLASS D
                                              -------       ----------       --------       --------
Increase (Decrease) in Net Asset Value:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $ 10.00       $    10.00       $  10.00       $  10.00
                                              -------       ----------       --------       --------
  Investment income--net                          .03              .00++          .00++          .02
  Realized and unrealized gain on
     investments and foreign currency
     transactions--net                           1.19             1.18           1.18           1.19
                                              -------       ----------       --------       --------
Total from investment operations                 1.22             1.18           1.18           1.21
                                              -------       ----------       --------       --------
Net asset value, end of period                $ 11.22       $    11.18       $  11.18       $  11.21
                                              =======       ==========       ========       ========
TOTAL INVESTMENT RETURN:*
Based on net asset value per share              12.20%(#)        11.80%(#)      11.80%(#)      12.10%(#)
                                              =======       ==========       ========       ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                          .95%**          1.97%**        1.98%**        1.20%**
                                              =======       ==========       ========       ========
Investment income (loss)--net                     .96%**          (.07)%**       (.07)%**        .70%**
                                              =======       ==========       ========       ========
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)      $40,076       $1,084,580       $216,306       $196,406
                                              =======       ==========       ========       ========
Portfolio turnover                              14.61%           14.61%         14.61%         14.61%
                                              =======       ==========       ========       ========
Average commission rate paid(##)              $ .0257       $    .0257       $  .0257       $  .0257
                                              =======       ==========       ========       ========

---------------

  +  Commencement of operations.
 ++  Amount is less than $(.01) per share.
  *  Total investment return excludes the effect of sales loads.
 **  Annualized.
  #  Aggregate total investment return.
 ## Includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

     Global Holdings. The financial information in the table below, except for the six months ended May 31, 1998, which is unaudited, has been audited in conjunction with the annual audits of the financial statements of Global Holdings by Deloitte & Touche LLP, independent auditors.

The following per share data and ratios have been derived from information provided in Global Holdings' financial statements:

                                                                            CLASS A
                                   -----------------------------------------------------------------------------------------

                                   FOR THE SIX
                                   MONTHS ENDED                        FOR THE YEAR ENDED NOVEMBER 30,
                                     MAY 31,      --------------------------------------------------------------------------
                                       1998        1997++     1996++     1995++     1994++     1993++     1992++      1991
                                   ------------   --------   --------   --------   --------   --------   --------   --------
                                   (UNAUDITED)
INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                              $  15.05     $  15.12   $  13.87   $  12.82   $  13.07   $  11.78   $  10.95   $  10.48
                                     --------     --------   --------   --------   --------   --------   --------   --------
Investment income(loss)--net              .03         (.02)       .13        .05        .03        .04        .10        .16
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net                       1.66          .86       1.87       1.52        .53       2.07       1.05        .53
                                     --------     --------   --------   --------   --------   --------   --------   --------
Total from investment operations         1.69          .84       2.00       1.57        .56       2.11       1.15        .69
                                     --------     --------   --------   --------   --------   --------   --------   --------
Less dividends and distributions:
 Investment income--net                    --         (.02)        --       (.01)      (.01)        --       (.10)      (.21)
 In excess of investment
   income--net                             --         (.10)        --         --         --         --         --         --
 Realized gain on
   investments--net                     (1.76)        (.79)      (.75)      (.51)      (.80)      (.82)      (.22)      (.01)
                                     --------     --------   --------   --------   --------   --------   --------   --------
Total dividends and distributions       (1.76)        (.91)      (.75)      (.52)      (.81)      (.82)      (.32)      (.22)
                                     --------     --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period       $  14.98     $  15.05   $  15.12   $  13.87   $  12.82   $  13.07   $  11.78   $  10.95
                                     ========     ========   ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share                                  13.31%(#)     6.04%     15.20%     12.92%      4.39%     19.16%     10.67%      6.77%
                                     ========     ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                 1.44%*       1.39%      1.37%      1.51%      1.44%      1.43%      1.49%      1.48%
                                     ========     ========   ========   ========   ========   ========   ========   ========
Investment income(loss)--net              .39%*      (.12)%       .92%       .41%       .23%       .32%     (.19)%      1.31%
                                     ========     ========   ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                          $343,859     $344,940   $398,310   $327,270   $330,132   $256,203   $166,947   $165,687
                                     ========     ========   ========   ========   ========   ========   ========   ========
Portfolio turnover                      17.45%       54.50%     41.14%     44.64%     40.18%     56.98%     65.93%     63.94%
                                     ========     ========   ========   ========   ========   ========   ========   ========
Average commission rate paid(##)     $  .0227     $  .0013   $  .0063         --         --         --         --         --
                                     ========     ========   ========   ========   ========   ========   ========   ========

                                                      CLASS A
                                   ---------------------------------------------
                                     FOR THE
                                   SEVEN-MONTH
                                   PERIOD ENDED    FOR THE YEAR ENDED APRIL 30,
                                     NOV. 30,     ------------------------------
                                       1990         1990       1989       1988
                                   ------------   --------   --------   --------

INCREASE (DECREASE) IN NET ASSET
 VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period                              $  10.91     $  11.79   $  12.23   $  16.90
                                     --------     --------   --------   --------
Investment income(loss)--net              .17          .20        .29        .43
Realized and unrealized gain
 (loss) on investments and
 foreign currency
 transactions--net                       (.30)         .62        .88      (1.09)
                                     --------     --------   --------   --------
Total from investment operations         (.13)         .82       1.17       (.66)
                                     --------     --------   --------   --------
Less dividends and distributions:
 Investment income--net                  (.13)        (.21)      (.34)      (.37)
 In excess of investment
   income--net                             --           --         --         --
 Realized gain on
   investments--net                      (.17)       (1.49)     (1.27)     (3.64)
                                     --------     --------   --------   --------
Total dividends and distributions        (.30)       (1.70)     (1.61)     (4.01)
                                     --------     --------   --------   --------
Net asset value, end of period       $  10.48     $  10.91   $  11.79   $  12.23
                                     ========     ========   ========   ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per
 share                                  (1.45)%(#)    6.93%     10.99%     (4.43)%
                                     ========     ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                 1.59%*       1.49%      1.47%      1.31%
                                     ========     ========   ========   ========
Investment income(loss)--net             2.63%*       1.65%      2.04%      2.90%
                                     ========     ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period (in
 thousands)                          $176,898     $187,843   $195,932   $249,736
                                     ========     ========   ========   ========
Portfolio turnover                      34.44%       84.21%    102.77%    109.68%
                                     ========     ========   ========   ========
Average commission rate paid(##)           --           --         --         --
                                     ========     ========   ========   ========

---------------
*   Annualized.
**  Total investment returns exclude the effects of sales loads.
++  Based on average shares outstanding during the period.
#  Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                                                                                    CLASS B
                                               ----------------------------------------------------------------------------------
                                                 FOR THE
                                               SIX MONTHS
                                                  ENDED                         FOR THE YEAR ENDED NOVEMBER 30,
                                                 MAY 31,      -------------------------------------------------------------------
                                                  1998        1997++    1996++    1995++    1994++    1993++    1992++     1991
                                               -----------    -------   -------   -------   -------   -------   -------   -------
                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $ 14.31      $ 14.40   $ 13.38   $ 12.50   $ 12.74   $ 11.62   $ 10.82   $ 10.36
                                                 -------      -------   -------   -------   -------   -------   -------   -------
Investment income (loss)--net                       (.04)        (.17)     (.02)     (.08)     (.10)     (.08)     (.03)      .04
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net                                 1.59          .84      1.79      1.47       .52      2.02      1.05       .54
                                                 -------      -------   -------   -------   -------   -------   -------   -------
Total from investment operations                    1.55          .67      1.77      1.39       .42      1.94      1.02       .58
                                                 -------      -------   -------   -------   -------   -------   -------   -------
Less dividends and distributions:
    Investment income--net                            --           --        --        --        --        --        --      (.11)
    Realized gain on investments--net              (1.60)        (.76)     (.75)     (.51)     (.66)     (.82)     (.22)     (.01)
                                                 -------      -------   -------   -------   -------   -------   -------   -------
Total dividends and distributions                  (1.60)        (.76)     (.75)     (.51)     (.66)     (.82)     (.22)     (.12)
                                                 -------      -------   -------   -------   -------   -------   -------   -------
Net asset value, end of period                   $ 14.26      $ 14.31   $ 14.40   $ 13.38   $ 12.50   $ 12.74   $ 11.62   $ 10.82
                                                 =======      =======   =======   =======   =======   =======   =======   =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share                 12.77%(#)     4.98%    13.97%    11.78%     3.32%    17.87%     9.58%     5.67%
                                                 =======      =======   =======   =======   =======   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            2.47%*       2.42%     2.40%     2.55%     2.48%     2.46%     2.52%     2.51%
                                                 =======      =======   =======   =======   =======   =======   =======   =======
Investment income (loss)--net                      (.64)%*     (1.11)%    (.11)%    (.63)%    (.80)%    (.72)%   (1.19)%      .25%
                                                 =======      =======   =======   =======   =======   =======   =======   =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $63,712      $66,791   $44,311   $44,387   $49,647   $34,241   $22,925   $24,960
                                                 =======      =======   =======   =======   =======   =======   =======   =======
Portfolio turnover                                 17.45%       54.50%    41.14%    44.64%    40.18%    56.98%    65.93%    63.94%
                                                 =======      =======   =======   =======   =======   =======   =======   =======
Average commission rate paid(##)                 $ .0227      $ .0103   $ .0063        --        --        --        --        --
                                                 =======      =======   =======   =======   =======   =======   =======   =======

                                                               CLASS B
                                               ----------------------------------------
                                                 FOR THE                     FOR THE
                                               SEVEN-MONTH     FOR THE     PERIOD OCT.
                                               PERIOD ENDED   YEAR ENDED   21, 1988+ TO
                                                 NOV. 30,     APRIL 30,     APRIL 30,
                                                   1990          1990          1989
                                               ------------   ----------   ------------

INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $ 10.82       $ 11.74       $ 11.29
                                                 -------       -------       -------
Investment income (loss)--net                        .10           .16           .06
Realized and unrealized gain (loss) on
  investments and foreign currency
  transactions--net                                 (.30)          .55           .93
                                                 -------       -------       -------
Total from investment operations                    (.20)          .71           .99
                                                 -------       -------       -------
Less dividends and distributions:
    Investment income--net                          (.09)         (.14)         (.15)
    Realized gain on investments--net               (.17)        (1.49)         (.39)
                                                 -------       -------       -------
Total dividends and distributions                   (.26)        (1.63)         (.54)
                                                 -------       -------       -------
Net asset value, end of period                   $ 10.36       $ 10.82       $ 11.74
                                                 =======       =======       =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share                 (2.08)%(#)     5.91%         9.10%(#)
                                                 =======       =======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                            2.63%*        2.53%         2.50%*
                                                 =======       =======       =======
Investment income (loss)--net                       1.54%*         .65%          .10%*
                                                 =======       =======       =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)         $22,623       $16,342       $ 1,476
                                                 =======       =======       =======
Portfolio turnover                                 34.44%        84.21%       102.77%
                                                 =======       =======       =======
Average commission rate paid(##)                      --            --            --
                                                 =======       =======       =======

---------------
*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Commencement of operations.
++  Based on the average shares outstanding during the period.
#  Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

               GLOBAL HOLDINGS--FINANCIAL HIGHLIGHTS (CONCLUDED)

                                                                     CLASS C++                                     CLASS D++
                                        --------------------------------------------------------------------      -----------
                                                                                                 FOR THE
                                          FOR THE                                              PERIOD OCT.          FOR THE
                                        SIX MONTHS             FOR THE YEAR ENDED                  21,            SIX MONTHS
                                           ENDED                  NOVEMBER 30,                  1994+ TO             ENDED
                                          MAY 31,        ------------------------------         NOV. 30,            MAY 31,
                                           1998           1997        1996        1995            1994               1998
                                        -----------      ------      ------      ------      ---------------      -----------
                                        (UNAUDITED)                                                               (UNAUDITED)
INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period                                  $14.28         $14.41      $13.38      $12.51          $13.08             $ 14.97
                                          ------         ------      ------      ------          ------             -------
Investment income (loss)--net               (.04)          (.17)       (.01)       (.08)           (.02)                .01
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions--net                         1.59            .83        1.79        1.46            (.55)               1.66
                                          ------         ------      ------      ------          ------             -------
Total from investment operations            1.55            .66        1.78        1.38            (.57)               1.67
                                          ------         ------      ------      ------          ------             -------
Less dividends and distributions:
    Investment income--net                    --             --+++       --          --              --                  --
    In excess of investment
      income--net                             --             --+++       --          --              --                  --
    Realized gain on
      investments--net                     (1.63)          (.79)       (.75)       (.51)             --               (1.73)
                                          ------         ------      ------      ------          ------             -------
Total dividends and distributions          (1.63)          (.79)       (.75)       (.51)             --               (1.73)
                                          ------         ------      ------      ------          ------             -------
Net asset value, end of period            $14.20         $14.28      $14.41      $13.38          $12.51             $ 14.91
                                          ======         ======      ======      ======          ======             =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share         12.75%(#)       4.96%      14.05%      11.69%             (4.36)%(#)        13.17%(#)
                                          ======         ======      ======      ======          ======             =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                    2.48%*         2.43%       2.41%       2.55%           3.00%*              1.69%*
                                          ======         ======      ======      ======          ======             =======
Investment income (loss)--net               (.63)%*       (1.09)%      (.09)%      (.63)%            (1.31)%*            .16%*
                                          ======         ======      ======      ======          ======             =======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                              $6,519         $5,964      $  910      $  376          $  177             $10,382
                                          ======         ======      ======      ======          ======             =======
Portfolio turnover                         17.45%         54.50%      41.14%      44.64%          40.18%              17.45%
                                          ======         ======      ======      ======          ======             =======
Average commission rate paid(##)          $.0227         $.0103      $.0063          --              --             $ .0227
                                          ======         ======      ======      ======          ======             =======

                                                         CLASS D++
                                    ---------------------------------------------------
                                                                            FOR THE
                                                                          PERIOD OCT.
                                          FOR THE YEAR ENDED                  21,
                                             NOVEMBER 30,                  1994+ TO
                                    ------------------------------         NOV. 30,
                                     1997        1996        1995            1994
                                    ------      ------      ------      ---------------

INCREASE (DECREASE) IN NET ASSET
  VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
  period                            $15.04      $13.84      $12.81          $13.39
                                    ------      ------      ------          ------
Investment income (loss)--net         (.06)        .09         .02            (.01)
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions--net                    .87        1.86        1.52            (.57)
                                    ------      ------      ------          ------
Total from investment operations       .81        1.95        1.54            (.58)
                                    ------      ------      ------          ------
Less dividends and distributions:
    Investment income--net            (.01)         --          --+++           --
    In excess of investment
      income--net                     (.08)         --          --              --
    Realized gain on
      investments--net                (.79)       (.75)       (.51)             --
                                    ------      ------      ------          ------
Total dividends and distributions     (.88)       (.75)       (.51)             --
                                    ------      ------      ------          ------
Net asset value, end of period      $14.97      $15.04      $13.84          $12.81
                                    ======      ======      ======          ======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share    5.80%      14.86%      12.73%          (4.33)%(#)
                                    ======      ======      ======          ======
RATIOS TO AVERAGE NET ASSETS:
Expenses                              1.64%       1.63%       1.76%           2.23%*
                                    ======      ======      ======          ======
Investment income (loss)--net         (.39)%       .60%        .18%           (.67)%*
                                    ======      ======      ======          ======
SUPPLEMENTAL DATA:
Net assets, end of period (in
  thousands)                        $8,486      $4,688      $3,459          $1,591
                                    ======      ======      ======          ======
Portfolio turnover                   54.50%      41.14%      44.64%          40.18%
                                    ======      ======      ======          ======
Average commission rate paid(##)    $.0103      $.0063          --              --
                                    ======      ======      ======          ======

---------------
*   Annualized.
**  Total investment returns exclude the effects of sales loads.
+   Commencement of operations.
++  Based on average shares outstanding during the period.
+++ Amount is less than $.01 per share.
#  Aggregate total investment return.
## For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

INVESTMENT OBJECTIVES AND POLICIES

     Investment Objectives. The investment objectives of Global Growth Fund and Global Holdings are similar, but not identical. Global Growth Fund seeks to provide stockholders with long-term growth of capital, which it seeks to achieve by investing in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average growth rates in earnings. Global Holdings seeks to provide stockholders with the highest total investment return consistent with prudent risk through worldwide investment in an internationally diversified portfolio of securities. Total investment return is the aggregate of income and capital value changes. In pursuing this objective, management of Global Holdings will utilize a fully managed investment policy which permits Global Holdings to take a flexible investment approach and vary its policies as to geographic diversification and types of securities based upon its evaluation of economic and market trends throughout the world. Accordingly, investments may be shifted among the various capital markets of the world and among different types of equity, debt and convertible securities depending upon management's outlook with respect to prevailing trends and developments.

     There can be no assurance that, after the Reorganization, Global Growth Fund will achieve its investment objective.

     Investment Policies Generally. Global Growth Fund invests, under normal circumstances, at least 65% of its total assets in equity securities of issuers from at least three different countries. To a lesser extent, Global Growth Fund may invest in securities convertible into common stock, preferred stock, rights to subscribe for common stock and other investments the return on which is determined by the performance of a particular common stock or a basket or index of common stocks. Global Holdings utilizes a fully managed investment policy which permits the Fund's management to vary its policies as to geographic diversification and types of securities, but it is expected that its assets will be invested in several countries, primarily the United States, Japan and Western European nations. Global Holdings' current emphasis is placed on equity securities, but substantial portions of its assets may be invested in debt, convertible securities or non-convertible preferred stocks. Both Global Growth Fund and Global Holdings may invest heavily in securities denominated in currencies other than the U.S. dollar.

     In addition, each Fund may engage in various portfolio strategies to seek to increase its return through the use of options on portfolio securities and to hedge its portfolio against movements in the equity markets, interest rates and exchange rates between currencies.

     MLAM believes that the securities currently held in the Global Holdings portfolio are consistent with the investment objectives and policies of Global Growth Fund and are not prohibited by the investment restrictions of Global Growth Fund. Global Growth Fund has no plan or intention to sell or otherwise dispose of any of the assets of Global Holdings acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     A more specific comparison of the investment policies of Global Holdings and Global Growth Fund follows.

     Securities. Under normal market conditions, at least 65% of Global Growth Fund's total assets will be invested in equity securities of issuers from at least three different countries. Issuers may achieve above-average growth rates in earnings from a variety of factors including, but not limited to, above-average growth rates in sales, profit margin improvement, proprietary or niche products or services, leading market shares and underlying strong industry growth. Management of Global Growth Fund believes that companies which possess above-average earnings growth frequently provide the prospect of above-average stock market returns, although such companies tend to have higher relative stock market valuations. Emphasis also will be given to companies having medium to large stock market capitalizations ($2 billion or more). Investment in companies with lower market capitalizations, especially those under $1 billion, may involve special risks, including limited product lines, limited market or financial resources or a limited management group. In addition, many smaller company stocks trade less frequently and in smaller volume, and may be subject to more abrupt or erratic price movements or may be more sensitive to market fluctuations, than stocks of larger companies.

     Global Growth Fund will emphasize investments in equity securities, primarily common stock, and, to a lesser extent, securities convertible into common stock, preferred stock, rights to subscribe for common stock and other investments the return on which is determined by the performance of a common stock or a basket or index of common stocks. Global Growth Fund reserves the right, as a defensive measure and to provide for redemptions, to hold other types of securities, including non-convertible preferred stocks and debt securities rated investment grade by a nationally recognized statistical rating organization, U.S. Government and money market securities, including repurchase agreements, or cash, in such proportions as, in the opinion of MLAM, prevailing market or economic conditions warrant.

     Global Holdings invests in a diversified international portfolio of companies located throughout the world. There are no prescribed limits on geographic asset distribution and Global Holdings has the authority to invest in any country in the world. Global Holdings' assets have been invested in several countries, primarily the United States, Japan and Western European nations. The allocation of Global Holdings' assets among the various securities markets of the world is determined by MLAM. In making the allocation of assets among the securities markets, MLAM considers such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, Global Holdings may restrict the securities markets in which its assets will be invested and may increase the proportion of assets invested in the U.S. securities markets. While investment emphasis of Global Holdings has been placed on equity securities or securities convertible into equities, substantial portions of Global Holdings' assets may be invested in debt or convertible securities.

     Temporary Investments. Global Growth Fund reserves the right, as a temporary defensive measure, to hold in excess of 35% of its total assets in cash or cash equivalents in U.S. dollars or foreign currencies and investment grade, short-term securities including money market securities denominated in U.S. dollars or foreign currencies ("Temporary Investments"). Under certain adverse investment conditions, Global Growth Fund may restrict the markets in which its assets will be invested and may increase the proportion of assets invested in Temporary Investments. Investments made for defensive purposes will be maintained only during periods in which MLAM determines that economic or financial conditions are adverse for holding or being fully invested in equity securities. A portion of the Global Growth Fund normally would be held in Temporary Investments in anticipation of investment in equity securities or to provide for possible redemptions. Global Holdings also reserves the right, as a temporary defensive measure and to provide for redemptions, to hold cash or cash equivalents (in U.S. dollars or foreign currencies) and short-term securities including money market securities. In the case of Global Holdings, no limit is stated as to the percentage of assets which may be invested in such Temporary Investments.

     Depositary Receipts. Each of Global Growth Fund and Global Holdings may invest in the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. American Depositary Receipts ("ADRs") are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs") are receipts issued in Europe that evidence a similar ownership arrangement. Global Depositary Receipts ("GDRs") are receipts issued throughout the world that evidence a similar arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and in Europe and are designed for use throughout the world. Global Growth Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.

     Warrants. Global Growth Fund may invest in warrants. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer. In addition, warrants involve the risk that the price of the security underlying the warrant may not exceed the exercise price of the warrant and the warrant may expire without any value.

     Convertible Securities. Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (i) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (ii) a lesser degree of fluctuation in value than the underlying stock since they have fixed-income characteristics and (iii) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by one of the Funds is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

     Illiquid Securities. Global Growth Fund may invest up to 15% of its net assets and Global Holdings may invest up to 15% of its total assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Investment of a Fund's assets in illiquid securities may restrict the ability of that Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The Fund may invest in securities of issuers that are sold in private placement transactions between the issuers and their purchasers and that are neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities will be subject to contractual or legal restrictions on transfer.

     No Rating Criteria for Debt Securities. Neither Fund has established any rating criteria for the debt securities in which it may invest and such securities may not be rated at all for creditworthiness. Securities rated in the medium to low rating categories of nationally recognized statistical rating organizations and unrated securities of comparable quality are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Neither Fund intends to purchase debt securities that are in default.

OTHER INVESTMENT POLICIES

     Both Global Holdings and Global Growth Fund have adopted certain other investment policies as set forth below:

     Borrowings. Global Growth Fund and Global Holdings are each subject to a fundamental investment restriction, which provides that the Fund may borrow from banks in amounts up to 33 1/3% of its total assets taken at market value and may borrow an additional 5% of its total assets for temporary purposes. As a non-fundamental restriction, Global Holdings is further limited and may not borrow amounts in excess of 20% of its total assets taken at market value and then only from banks as a temporary measure for extraordinary or emergency purposes. See "Summary--Comparison of the Funds--Investment Policies."

     Hedging Techniques; Investment Practices Involving the Use of Options, Futures and Other Portfolio Strategies. Each of Global Growth Fund and Global Holdings may engage in various portfolio strategies to hedge its portfolio against investment, interest rate and currency risks. For a description of hedging instruments and risks associated with investment therein, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Holdings Prospectus and the Global Growth Fund Prospectus.

     Standby Commitment Agreements. Global Growth Fund may from time to time enter into standby commitment agreements. For a description of standby commitment agreements and the risks associated with investment therein, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Growth Fund Prospectus.

     Repurchase Agreements. Global Growth Fund may enter into repurchase agreements. For a description of repurchase agreements and the risks associated with investment therein, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Growth Fund Prospectus.

     When-Issued Securities and Delayed Delivery Transactions. Global Growth Fund may purchase or sell securities on a delayed delivery basis or on a when-issued basis at fixed purchase or sale terms. For a description of when-issued securities and delayed delivery transactions, including the risks associated with investment therein, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Growth Fund Prospectus.

     Lending of Portfolio Securities. Each Fund may from time to time lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets, to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the U.S. Government.

INFORMATION REGARDING OPTIONS, FUTURES AND FOREIGN EXCHANGE TRANSACTIONS

     Each Fund may engage in certain investment practices including the use of options, futures and foreign exchange. Global Growth Fund may utilize these strategies for hedging purposes, to enhance total return or to gain exposure to equity markets. Global Holdings may engage in such transactions to hedge its portfolio against investment, interest rate and currency risks. Each Fund has authority to write (i.e., sell) covered call options on its portfolio securities, purchase put options on securities and engage in transactions in stock index options, stock index futures and financial futures, and related options on such futures. Each Fund may also deal in forward foreign exchange transactions and foreign currency options and futures, and related options on such futures.

     The investment policies of each Fund with respect to futures and options transactions are not fundamental policies and may be modified by the Board of Directors of each Fund without the approval of the Fund's stockholders. Each Fund is subject to the restrictions of the Commodity Futures Trading Commission with respect to its investments in futures and options thereon.

     For a detailed discussion of the Funds' investment policies regarding futures and options, including the risks associated therewith, see "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Strategies Involving Options and Futures" in the Global Holdings Prospectus and "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Strategies Involving Options and Futures" in the Global Growth Fund Prospectus.

INVESTMENT RESTRICTIONS

     Other than as noted above under "Comparison of the Funds--Investment Objectives and Policies," Global Holdings and Global Growth Fund have identical investment restrictions. See "Investment Objective and Policies--Investment Restrictions" in the Global Growth Fund Statement and "Investment Objective and Policies--Investment Restrictions" in the Global Holdings Statement.

MANAGEMENT

     Directors. The Board of Directors of Global Growth Fund consists of seven individuals, six of whom are not "interested persons" as defined in the Investment Company Act. The Board of Directors of Global Holdings consists of six individuals, five of whom are not "interested persons" as defined in the Investment Company Act. Three individuals, Arthur Zeikel, Donald Cecil and Edward H. Meyer, serve on both Boards. After the Reorganization, the Board of Directors of Global Growth Fund will serve as the Board of Directors of the Combined Fund. The Directors are responsible for the overall supervision of the operation of each Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Directors of Global Growth Fund are:

     ARTHUR ZEIKEL*--Chairman of MLAM and its affiliate, Fund Asset Management, L.P.; Chairman and Director of Princeton Services, Inc.; and Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.").

     DONALD CECIL--Special Limited Partner of Cumberland Associates (an investment partnership).

     M. COLYER CRUM--James R. Williston Professor of Investment Management Emeritus, Harvard Business School.

     EDWARD H. MEYER--Chairman of the Board of Directors, President and Chief Executive Officer of Grey Advertising Inc.

     JACK B. SUNDERLAND--President and Director of American Independent Oil Company, Inc. (an energy company).

     J. THOMAS TOUCHTON--Managing Partner of the Witt-Touchton Company (a private investment partnership).

     FRED G. WEISS--Managing Director of FGW Associates; and Director of Noven Corporation (a pharmaceutical company).
---------------
* Interested person, as defined by the Investment Company Act, of each of the Funds.

     Management and Advisory Arrangements. MLAM serves as the manager for both Global Holdings and Global Growth Fund pursuant to separate management agreements (each, a "Management Agreement") that, except for their fee structures and certain minor differences, are identical.

     Pursuant to the Management Agreement between Global Growth Fund and MLAM, Global Growth Fund pays MLAM a monthly fee at the annual rate of 0.75% of the average daily net assets of the Fund not exceeding $1.5 billion and 0.725% of the average daily net assets in excess of $1.5 billion. After the Reorganization, the Combined Fund will pay the management fee rate paid by Global Growth Fund. Pursuant to the Management Agreement between Global Holdings and MLAM, Global Holdings pays MLAM a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. Assuming the total net assets after the Reorganization were $2.4 billion, the effective fee rate paid by the Combined Fund would be 0.74%. The advisory fee paid by the Combined Fund would be at a lower rate than the management fee rate paid by Global Holdings prior to the Reorganization.

     MLAM has retained MLAM U.K. as sub-adviser to each of Global Holdings and Global Growth Fund. Pursuant to a separate sub-advisory agreement between MLAM and MLAM U.K. with respect to each Fund, MLAM pays MLAM U.K. a fee for providing investment advisory services to MLAM with respect to each Fund, in an amount to be determined from time to time by MLAM and MLAM U.K. but in no event in excess of the amount MLAM actually receives for providing services to each Fund pursuant to each Management Agreement. The address of MLAM U.K. is Milton Gate, 1 Moor Lane, London EC2Y 9HA, England.

     After the Reorganization, on a pro forma combined basis, the total operating expenses of Global Growth Fund, as a percent of net assets, would be less than the current operating expenses of Global Holdings. In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Global Holdings stockholders. The Board of Directors of each of the Funds has determined that the Reorganization would be potentially beneficial to that Fund and the Fund's stockholders. See "The Reorganization--Potential Benefits to Stockholders as a Result of the Reorganization" and "Summary--Pro Forma Fee Tables."

PURCHASE OF SHARES

     The class structure and purchase and distribution procedures for shares of Global Holdings are substantially the same as those of Global Growth Fund. For a complete discussion of the four classes of shares and the purchase and distribution procedures related thereto, see "Merrill Lynch Select Pricing(SM) System" and "Purchase of Shares" in either the Global Growth Fund Prospectus or the Global Holdings Prospectus.

REDEMPTION OF SHARES

     The procedure for redeeming shares of Global Growth Fund is substantially the same as the procedure for redeeming shares of Global Holdings. For purposes of computing any CDSC that may be payable upon disposition of Corresponding Shares of Global Growth Fund acquired by Global Holdings stockholders in the Reorganization, the holding period of Global Holdings shares outstanding on the date the Reorganization takes place will be tacked onto the holding period of the Corresponding Shares of Global Growth Fund acquired in the Reorganization.

PERFORMANCE

     General. The following tables provide performance information for each class of shares of Global Holdings and Global Growth Fund, including and excluding maximum applicable sales charges, for the periods indicated. Past performance is not indicative of future performance.

                               GLOBAL GROWTH FUND
                          AVERAGE ANNUAL TOTAL RETURN

                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
            PERIOD              CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
            ------              ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
8 months ended 6/30/98+           25.00       18.44        24.20       20.20        24.20       23.20        24.80       18.25

---------------
* Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum contingent deferred sales charge ("CDSC") on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

+ Aggregate total returns. Figures are since inception (October 31, 1997).

                                GLOBAL HOLDINGS
                          AVERAGE ANNUAL TOTAL RETURN

                                    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS D SHARES
                                ----------------------   ----------------------   ----------------------   ----------------------
                                 WITHOUT                  WITHOUT                  WITHOUT                  WITHOUT
                                  SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES     SALES     WITH SALES
            PERIOD              CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)   CHARGE(%)   CHARGE*(%)
            ------              ---------   ----------   ---------   ----------   ---------   ----------   ---------   ----------
7 months ended 6/30/98+           13.00        7.07        12.37        8.37        12.28       11.28        12.86        6.94
Year Ended 11/30/97                6.04        0.47         4.98        0.99         4.96        3.96         5.80        0.24
Five Years Ended 11/30/97         11.40       10.21        10.25       10.25           --          --           --          --
Inception** through 11/30/97      12.62       12.17         8.68        8.68         8.23        8.23         9.09        7.21

---------------
 * Assumes the maximum applicable sales charge. The maximum initial sales charge on Class A and Class D shares is 5.25%. The maximum CDSC on Class B shares is 4.0% and is reduced to 0% after four years. Class C shares are subject to a 1.0% CDSC for one year.

** Class A shares commenced operations on July 2, 1984. Class B shares commenced operations on October 21, 1988. Class C and Class D shares commenced operations on October 21, 1994.

 + Aggregate total returns.

STOCKHOLDER RIGHTS

     Stockholders of Global Growth Fund are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a stockholder vote. Global Growth Fund does not intend to hold meetings of stockholders in any year in which the Investment Company Act does not require stockholders to act upon any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of distribution arrangements; and
(iv) ratification of selection of independent accountants. Voting rights for Directors are not cumulative. Shares of Global Growth Fund to be issued to Global Holdings stockholders in the Reorganization will be fully paid and non-assessable, will have no preemptive rights and will have the conversion rights described in this Prospectus and Proxy Statement and in the Global Growth Fund Prospectus. Each share of Global Growth Fund common stock is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities, except that Class B, Class C and Class D shares bear certain additional expenses. Rights attributable to shares of Global Holdings are identical to those described above.

DIVIDENDS AND DISTRIBUTIONS

     The current policy of Global Holdings with respect to dividends and distributions is substantially identical to the policy of Global Growth Fund. It is each Fund's intention to distribute all of its net investment income, if any. In addition, each Fund distributes all net realized capital gains, if any, to stockholders at least annually.

TAX INFORMATION

     The tax consequences associated with investment in shares of Global Holdings are substantially identical to the tax consequences associated with investment in shares of Global Growth Fund.

PORTFOLIO TRANSACTIONS

     The procedures for engaging in portfolio transactions are generally the same for both Global Holdings and Global Growth Fund. For a discussion of these procedures, see "Investment Objective and Policies--Other Investment Policies and Practices" in the Global Growth Fund Prospectus and "Portfolio Transactions and Brokerage" in the Global Growth Fund Statement.

     Each Fund may effect portfolio transactions on foreign securities exchanges and may incur settlement delays on certain of such exchanges. In addition, costs associated with transactions in foreign securities are generally higher than such costs associated with transactions in U.S. securities.

PORTFOLIO TURNOVER

     Generally, neither Global Holdings nor Global Growth Fund purchases securities for short-term trading profits. However, either Fund may dispose of securities without regard to the time that they have been held when such action, for defensive or other reasons, appears advisable to MLAM. Neither Fund has any limit on its rate of portfolio turnover. The portfolio turnover rates for Global Holdings for its fiscal years ended November 30, 1996 and 1997 were 41.14% and 54.50%, respectively. The portfolio turnover rate for Global Growth Fund for the period October 31, 1997 (commencement of operations) to February 28, 1998 was 14.61%. Higher portfolio turnover may contribute to higher transactional costs and negative tax consequences, such as an increase in capital gain dividends or in ordinary income dividends of accrued market discount.

ADDITIONAL INFORMATION

     Net Asset Value. Both Global Holdings and Global Growth Fund determine net asset value of each class of its shares once daily 15 minutes after the close of business on the NYSE (generally, 4:00 p.m. New York time), on each day during which the NYSE is open for trading. Net asset value is computed by dividing the market value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time.

     Stockholder Services. Global Growth Fund offers a number of stockholder services and investment plans designed to facilitate investment in shares of the Fund. In addition, U.S. stockholders of each class of shares of Global Growth Fund have an exchange privilege with certain other MLAM-advised mutual funds. Stockholder services, including exchange privileges, available to stockholders of Global Holdings and Global Growth Fund are substantially identical. For a description of these services, see "Stockholder Services" in the Global Growth Fund Prospectus.

     Independent Auditors. Currently Ernst & Young LLP serves as the independent auditors of Global Growth Fund and Deloitte & Touche LLP serves as the independent auditors of Global Holdings. If the Reorganization is approved, it is anticipated that Ernst & Young LLP will serve as the independent auditors of the Combined Fund.

     Custodian. State Street Bank and Trust Company ("State Street") acts as custodian of the cash and securities of Global Growth Fund. The principal business address of State Street is P.O. Box 351, Boston, Massachusetts 02101. The Chase Manhattan Bank ("Chase") acts as custodian for Global Holdings. Chase's principal business address is 4 Chase MetroTech Center, Brooklyn, New York 11245. It is presently anticipated that State Street will serve as the custodian of the Combined Fund.

     Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing
Agent. Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, serves as the transfer agent, dividend disbursing agent and shareholder servicing agent with respect to each Fund (the "Transfer Agent"), at the same fee schedule, pursuant to separate transfer agency, dividend disbursing and service agreements with each of the Funds.

     Capital Stock. Global Holdings has an authorized capital of 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D common stock, each of which consists of 100,000,000 shares. Global Growth Fund has an authorized capital of 600,000,000 shares of common stock, par value $0.10 per share, divided into four classes, also designated Class A, Class B, Class C and Class D common stock. Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 300,000,000 shares. The rights, preferences and expenses attributable to the Class A, Class B, Class C and Class D shares of Global Holdings are identical in all respects to those of the Class A, Class B, Class C and Class D shares of Global Growth Fund.

     Stockholder Inquiries. Stockholder inquiries with respect to Global Holdings and Global Growth Fund may be addressed to either Fund by telephone at
(609) 282-2800 or at the address set forth on the cover page of this Proxy Statement and Prospectus.

                               THE REORGANIZATION

GENERAL

     Under the Agreement and Plan of Reorganization (attached hereto as Exhibit
I), Global Growth Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of Global Holdings, in exchange solely for an equal aggregate value of shares to be issued by Global Growth Fund. Upon receipt by Global Holdings of such shares, Global Holdings will distribute the shares to the holders of shares of Global Holdings, as described below.

     Generally, the assets transferred by Global Holdings to Global Growth Fund will equal all investments of Global Holdings held in its portfolio as of the Valuation Time (as defined in the Agreement and Plan of Reorganization) and all other assets of Global Holdings as of such time.

     Global Holdings will distribute the shares of Global Growth Fund received by it pro rata to its stockholders in exchange for such stockholders' proportional interests in Global Holdings. The shares of Global Growth Fund received by Global Holdings stockholders will be of the same class and have the same aggregate net asset value as each such stockholder's interest in Global Holdings as of the Valuation Time (previously defined as the "Corresponding Shares"). (See "The Agreement and Plan of Reorganization--Valuation of Assets and Liabilities" for information concerning the calculation of net asset value.) The distribution will be accomplished by opening new accounts on the books of Global Growth Fund in the names of all stockholders of Global Holdings, including stockholders holding Global Holdings shares in certificate form, and transferring to each stockholder's account the Corresponding Shares of Global Growth Fund representing such stockholder's interest previously credited to the account of Global Holdings. Stockholders holding Global Holdings shares in certificate form may receive certificates representing the Corresponding Shares of Global Growth Fund credited to their account in respect of such Global Holdings shares by sending the certificates to the Transfer Agent accompanied by a written request for such exchange.

     Since the Corresponding Shares of Global Growth Fund would be issued at net asset value in exchange for the net assets of Global Holdings having a value equal to the aggregate net asset value of those shares of Global Holdings, the net asset value per share of Global Growth Fund should remain virtually unchanged solely as a result of the Reorganization. Thus, the Reorganization should result in virtually no dilution of net asset value of Global Growth Fund immediately following consummation of the Reorganization. However, as a result of the Reorganization, a stockholder of Global Holdings likely would hold a smaller percentage of ownership in Global Growth Fund than he or she did in Global Holdings prior to the Reorganization.

PROCEDURE

     On April 15, 1998, the Board of Directors of Global Holdings, including a majority of the Directors who are not "interested persons," as defined by the Investment Company Act, approved the Agreement and Plan of

Reorganization and the submission of such Agreement and Plan to Global Holdings stockholders for approval. The Board of Directors of Global Growth Fund, including all of the Directors who are not interested persons, also approved the Agreement and Plan of Reorganization on August 4, 1998.

     If the stockholders of Global Holdings approve the Reorganization at the Meeting, all required regulatory approvals are obtained and certain conditions are either met or waived, it is presently anticipated that the Reorganization will take place during the first calendar quarter of 1999.

     THE BOARD OF DIRECTORS OF GLOBAL HOLDINGS RECOMMENDS THAT GLOBAL HOLDINGS STOCKHOLDERS APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

     The following is a summary of the significant terms of the Agreement and Plan of Reorganization. This summary is qualified in its entirety by reference to the Agreement and Plan of Reorganization, attached hereto as Exhibit I.

     Valuation of Assets and Liabilities. The respective assets of Global Holdings and Global Growth Fund will be valued as of the Valuation Time. The assets in each Fund will be valued according to the procedures set forth under "Additional Information--Determination of Net Asset Value" in the Global Growth Fund Prospectus. Purchase orders for Global Holdings shares which have not been confirmed as of the Valuation Time will be treated as assets of Global Holdings for purposes of the Reorganization; redemption requests with respect to Global Holdings shares which have not settled as of the Valuation Time will be treated as liabilities of Global Holdings for purposes of the Reorganization.

     Distribution of Global Growth Fund Shares. On the next full business day following the Valuation Time (the "Exchange Date"), Global Growth Fund will issue to Global Holdings a number of shares the aggregate net asset value of which will equal the aggregate net asset value of shares of Global Holdings as of the Valuation Time. Each holder of Global Holdings shares will receive, in exchange for his or her proportionate interest in Global Holdings, Corresponding Shares of Global Growth Fund of the same class and having the same aggregate net asset value as the Global Holdings shares held by such stockholder as of the Valuation Time.

     Expenses. The expenses of the Reorganization that are directly attributable to each Fund and the conduct of its business will be deducted from the assets of that Fund as of the Valuation Time. These expenses are expected to include the expenses incurred in preparing materials to be distributed to each Fund's board, legal fees incurred in preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, and accounting fees associated with each Fund's financial statements. The expenses of the Reorganization that are attributable to the transaction itself, including expenses in connection with obtaining the IRS private letter ruling, will be borne pro rata by each Fund according to its net assets as of the Valuation Time. These expenses are expected to include expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization and the Registration Statement on Form N-14 (including the Prospectus and Proxy Statement), Commission and other filing fees and legal and audit fees in connection with the Reorganization.

     Required Approvals. Under Global Holdings' Articles of Incorporation (as amended to date) and relevant Maryland law, stockholder approval of the Agreement and Plan of Reorganization requires the affirmative vote of Global Holdings stockholders representing a majority of the total number of votes entitled to be cast thereon.

     Deregistration and Dissolution. Following the transfer of the assets and liabilities of Global Holdings to Global Growth Fund and the distribution of Corresponding Shares of Global Growth Fund to Global Holdings stockholders, Global Holdings will terminate its registration under the Investment Company Act and its incorporation under Maryland law and will withdraw its authority to do business in any state where it is required to do so.

     Amendments and Conditions. The Agreement and Plan of Reorganization may be amended at any time prior to the Exchange Date with respect to any of the terms therein. The obligations of Global Holdings and Global Growth Fund pursuant to the Agreement and Plan of Reorganization are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Commission, approval of the Reorganization by Global Holdings stockholders, a favorable IRS private letter ruling being received as to tax matters, an opinion of counsel being received as to securities matters and the continuing accuracy of various representations and warranties of Global Holdings and Global Growth Fund being confirmed by the respective parties.

     Termination, Postponement and Waivers. The Agreement and Plan of Reorganization may be terminated, and the Reorganization abandoned at any time, whether before or after adoption thereof by the Global Holdings stockholders, prior to the Exchange Date or the Exchange Date may be postponed: (i) by mutual consent of the Boards of Directors of Global Holdings and Global Growth Fund;
(ii) by the Board of Directors of Global Holdings if any condition to Global Holdings' obligations has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Growth Fund if any condition to Global Growth Fund's obligations has not been fulfilled or waived by such Board.

POTENTIAL BENEFITS TO STOCKHOLDERS AS A RESULT OF THE REORGANIZATION

     MLAM and the Board of Directors of Global Holdings have identified certain potential benefits to stockholders that are likely to result from the Reorganization. First, following the Reorganization, Global Holdings stockholders will remain invested in an open-end fund that has an investment objective similar, although not identical, to that of Global Holdings. In addition, Global Holdings stockholders are likely to experience certain additional benefits, including lower expenses per share, economies of scale and greater flexibility in portfolio management.

     Specifically, as described above under "Comparison of the Funds--Management--Management and Advisory Fees," after the Reorganization, on a pro forma basis, Global Growth Fund will pay an advisory fee to MLAM at a lower annual rate than that currently paid by Global Holdings and the total operating expenses of Global Growth Fund after the Reorganization, as a percent of net assets, would be less than the current operating expenses for Global Holdings. See "Summary--Pro Forma Fee Tables." In addition, certain fixed costs, such as costs of printing stockholder reports and proxy statements, legal expenses, audit fees, registration fees, mailing costs and other expenses would be spread across a larger asset base, thereby lowering the expense ratio borne by Global Holdings stockholders. To illustrate the potential economies of scale for Global Holdings, on June 30, 1998, the total operating expense ratio for Global Holdings Class A shares was 1.48% (based on total fund net assets of approximately $362.7 million) and the total operating expense ratio for Global Growth Fund Class A shares was 0.93% (based on total fund net assets of approximately $2.0 billion). If the Reorganization had taken place on that date, the total operating expense ratio for Global Growth Fund Class A shares on a pro forma basis would have been 0.92% (based on total fund net assets of approximately $2.4 billion).

     The following table sets forth (i) the net assets of Global Holdings for the last three fiscal year ends and as of June 30, 1998 and (ii) the net assets of Global Growth Fund as of October 31, 1997 and as of June 30, 1998.

      GLOBAL GROWTH FUND                GLOBAL HOLDINGS
-------------------------------   ----------------------------
    PERIOD         NET ASSETS         PERIOD       NET ASSETS
---------------  --------------   --------------  ------------
As of 10/31/97*  $1,203,296,899   As of 11/30/95  $375,492,407
As of 6/30/98    $1,996,561,044   As of 11/30/96  $448,219,330
                                  As of 11/30/97  $426,181,034
                                  As of 6/30/98   $362,706,779

---------------
* Global Growth Fund commenced operations on October 31, 1997.

     The net assets of Global Holdings as of June 30, 1998 are below the level reached at fiscal year end November 30, 1995 and have been steadily decreasing since fiscal year end November 30, 1996. MLAM believes that the economies of scale that may be realized as a result of the Reorganization would be beneficial to Global Holdings stockholders.

     Based on the foregoing, the Board of Directors of Global Holdings concluded that the Reorganization presents no significant risks or costs (including legal, accounting and administrative costs) that would outweigh the benefits discussed above. In approving the Reorganization, the Board of Directors of each Fund determined that the interests of existing stockholders of that Fund would not be diluted as a result of the Reorganization.

TAX CONSEQUENCES OF THE REORGANIZATION

     General. The Reorganization has been structured with the intention that it qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1)(C) of the Code. Global Holdings and Global Growth Fund have elected and qualified for the special tax treatment afforded "regulated investment companies" under the Code, and Global Growth Fund intends to continue to so qualify after the Reorganization. Global Holdings and Global Growth Fund have jointly requested a private letter ruling from the IRS to the effect that for Federal income tax purposes: (i) the Reorganization, as described, will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code and Global Holdings and Global Growth Fund will each be deemed a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with
Section 354(a)(1) of the Code, no gain or loss will be recognized by the stockholders of Global Holdings upon the receipt of Corresponding Shares of Global Growth Fund in the Reorganization solely in exchange for their shares of Global Holdings; (iii) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Growth Fund received by the stockholders of Global Holdings in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Global Holdings surrendered in exchange; (iv) in accordance with Section 1223 of the Code, the holding period of the Corresponding Shares of Global Growth Fund received by stockholders of Global Holdings in the Reorganization will include the holding period of the shares of Global Holdings immediately prior to the liquidation of Global Holdings (provided that at the time of the Reorganization the shares of Global Holdings were held as capital assets); (v) in accordance with Section 361(a) of the Code, no gain or loss will be recognized by Global Holdings on the asset transfer solely in exchange for Global Growth Fund shares or on the distribution of Global Growth Fund shares to Global Holdings stockholders under Section 361(c)(1); (vi) under Section 1032 of the Code, no gain or loss will be recognized by Global Growth Fund on the exchange of its shares for Global Holdings assets; (vii) in accordance with
Section 362(b) of the Code, the tax basis of the assets of Global Holdings in the hands of Global Growth Fund will be the same as the tax basis of such assets in the hands of Global Holdings immediately prior to the Reorganization; (viii) in accordance with Section 1223 of the Code, the holding period of the transferred assets in the hands of Global Growth Fund will include the holding period of such assets in the hands of Global Holdings; and (ix) the taxable year of Global Holdings will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Growth Fund will succeed to and take into account certain tax attributes of Global Holdings, such as earnings and profits, capital loss carryovers and method of accounting.

     To the extent Global Growth Fund has unrealized capital gains at the time of the Reorganization, Global Holdings stockholders may incur taxable gains in the year that Global Growth Fund realizes and distributes those gains. This will be true notwithstanding that the unrealized gains were reflected in the price of Global Growth Fund shares at the time they were exchanged for assets of Global Holdings in the Reorganization. Conversely, stockholders of Global Growth Fund will share in unrealized capital gains of Global Holdings after the Reorganization and bear a tax consequence on the subsequent realization of such gains. Stockholders should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances. As the foregoing relates only to Federal income tax consequences, stockholders also should consult their tax advisers as to the foreign, state and local tax consequences of the Reorganization.

     Status as a Regulated Investment Company. Global Holdings has elected and qualified and Global Growth Fund intends to elect and qualify to be taxed as a regulated investment company under Sections 851-855 of the Code. After the Reorganization, Global Growth Fund intends to continue to operate so as to qualify as a regulated investment company. Following the liquidation and dissolution of Global Holdings and distribution of shares of Global Growth Fund to Global Holdings stockholders, Global Holdings will terminate its registration under the Investment Company Act and its incorporation under Maryland law.

CAPITALIZATION

     The following table sets forth as of June 30, 1998: (i) the capitalization of Global Holdings, (ii) the capitalization of Global Growth Fund and (iii) the pro forma capitalization of the Combined Fund as adjusted to give effect to the Reorganization.

      PRO FORMA CAPITALIZATION OF GLOBAL GROWTH FUND, GLOBAL HOLDINGS AND
                 COMBINED FUND AS OF JUNE 30, 1998 (UNAUDITED)

                                                GLOBAL GROWTH FUND

                                         CLASS A         CLASS B         CLASS C        CLASS D
                                       ------------   --------------   ------------   ------------
Total Net Assets:                      $ 83,241,993   $1,398,702,147   $279,052,833   $235,564,071
Shares Outstanding:                       6,658,381      112,646,856     22,474,628     18,874,439
  Net Asset Value Per Share:           $      12.50   $        12.42   $      12.42   $      12.48

                                                GLOBAL HOLDINGS

                                         CLASS A         CLASS B         CLASS C        CLASS D
                                       ------------   --------------   ------------   ------------
Total Net Assets:                      $322,430,867   $   29,947,957   $  1,434,834   $  8,893,121
Shares Outstanding:                      21,580,528        2,108,039        101,462        598,038
  Net Asset Value Per Share:           $      14.94   $        14.21   $      14.14   $      14.87

                                                COMBINED FUND

                                         CLASS A         CLASS B         CLASS C        CLASS D
                                       ------------   --------------   ------------   ------------
Total Net Assets:*                     $372,510,922   $1,414,140,621   $278,050,214   $241,625,816
Shares Outstanding:                      30,042,674      114,833,744     22,579,407     19,520,514
  Net Asset Value Per Share:*          $      12.40   $        12.31   $      12.31   $      12.38

---------------
* Total Net Assets and Net Asset Value Per Share include the aggregate value of Global Holdings' net assets which would have been transferred to Global Growth Fund had the Reorganization been consummated on June 30, 1998. The data does not take into account expenses incurred in connection with the Reorganization or the actual number of shares that would have been issued. No assurance can be given as to how many shares of Global Growth Fund the Global Holdings stockholders will receive on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Global Growth Fund that actually will be received on or after such date.

                   INFORMATION CONCERNING THE SPECIAL MEETING

DATE, TIME AND PLACE OF MEETING

     The Meeting will be held on November 5, 1998, at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey at 9:00 a.m., New York time.

SOLICITATION, REVOCATION AND USE OF PROXIES

     A stockholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of Global Holdings. Although mere attendance at the Meeting will not revoke a proxy, a stockholder present at the Meeting may withdraw his proxy and vote in person.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted "FOR" approval of the Agreement and Plan of Reorganization.

     It is not anticipated that any matters other than the adoption of the Agreement and Plan of Reorganization will be brought before the Meeting. If, however, any other business properly is brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

RECORD DATE AND OUTSTANDING SHARES

     Only holders of record of shares of Global Holdings at the close of business on September 15, 1998 (the "Record Date") are entitled to vote at the Meeting or any adjournment thereof. At the close of business on the Record Date, there were 21,457,974 shares of Global Holdings common stock issued and outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF GLOBAL HOLDINGS AND GLOBAL GROWTH FUND


     Except as set forth below, to the knowledge of Global Holdings, no person or entity owned beneficially or of record 5% or more of the shares of Global Holdings outstanding on the Record Date.



                                                                 PERCENTAGE
                      NAME AND ADDRESS                          OWNERSHIP(1)
                      ----------------                          ------------
Merrill Lynch Trust Company(2)..............................          55.7%
P.O. Box 30532
New Brunswick, NJ 08989

Merrill Lynch Trust Company.................................          18.2%
FBO Dupont SIP
P.O. Box 30532
New Brunswick, NJ 08989

Merrill Lynch Trust Company.................................          11.8%
FBO Chrysler Salaried ESP
265 Davidson Avenue
Somerset, NJ 08873

Merrill Lynch Trust Co. TTEE................................           6.7%
FBO Tandem Computers
P.O. Box 30532
New Brunswick, NJ 08989

Merrill Lynch Trust Company.................................           5.5%
FBO Conoco Thrift Plan
P.O. Box 30532
New Brunswick, NJ 08989


---------------


(1) Assuming the Reorganization is consummated, such ownership percentages would be: Merrill Lynch Trust Company, 7.0%, FBO Dupont SIP, 2.2%; FBO Chrysler Salaried ESP, 1.5%; FBO Tandem Computers, 0.8%; and FBO Consol Investment Plan, 0.7%. These percentages are based on the pro forma capitalization of the Combined Fund as of June 30, 1998. See "The
    Reorganization Capitalization."



(2) Merrill Lynch Trust Company is the record holder on behalf of certain employee retirement, personal trust or savings plan accounts for which it acts as trustee, including the accounts listed above.


     At the Record Date, the Directors and officers of Global Holdings as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of Global Holdings and owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

     To the knowledge of Global Growth Fund, as of September 17, 1998, no person or entity owned beneficially or of record 5% or more of any class of shares of Global Growth Fund or of all classes of Global Growth Fund shares in the aggregate.

     As of September 17, 1998, the Directors and officers of Global Growth Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of Global Growth Fund and owned less than 1% of the outstanding shares of common stock of ML & Co.

VOTING RIGHTS AND REQUIRED VOTE

     For purposes of this Proxy Statement and Prospectus, each share of each class of Global Holdings is entitled to one vote. Approval of the Agreement and Plan of Reorganization requires the affirmative vote of Global Holdings stockholders representing a majority of the total votes entitled to be cast thereon, with all shares voting as a single class.

     Under Maryland law, stockholders of a registered open-end investment company such as Global Holdings are not entitled to demand the fair value of their shares upon a transfer of assets and will be bound by the terms of the Reorganization if approved at the Meeting. However, any stockholder of Global Holdings may redeem his or her Global Holdings shares prior to the Reorganization.

     A quorum for purposes of the Meeting consists of a majority of the shares entitled to vote at the Meeting, present in person or by proxy. If, by the time scheduled for the Meeting, a quorum of Global Holdings' stockholders is not present or if a quorum is present but sufficient votes in favor of the Agreement and Plan of Reorganization are not received from the stockholders of Global Holdings, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Global Holdings present in person or by proxy and entitled to vote at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that adjournment and additional solicitation are reasonable and in the interests of the stockholders of Global Holdings.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing of the enclosed form of proxy, the accompanying Notice and this Proxy Statement and Prospectus will be borne by Global Growth Fund and Global Holdings pro rata according to the aggregate net assets of each Fund's portfolio on the date of Reorganization. Such expenses are currently estimated to be $330,000.

     Global Holdings will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Global Holdings and will reimburse certain persons that Global Holdings may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners of shares of Global Holdings.

     In order to obtain the necessary quorum at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of Global Holdings. Global Holdings has retained D.F. King & Co., Inc., 77 Water Street, New York, New York, 10005, to aid in the solicitation of proxies, at a cost to be borne by Global Holdings of approximately $15,000, plus out-of-pocket expenses.

     Broker-dealer firms, including Merrill Lynch, holding shares of Global Holdings in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. Broker-dealer firms, including Merrill Lynch, will not be permitted to vote without instructions with respect to the approval of the Agreement and Plan of Reorganization. Properly executed proxies that are returned but that are marked "abstain" or with respect to which a broker-dealer has received no instructions and therefore has declined to vote on the proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum. However, abstentions and broker non-votes will have the same effect as a vote against approval of the Agreement and Plan of Reorganization.

     This Proxy Statement and Prospectus does not contain all of the information set forth in the registration statements and the exhibits relating thereto which Global Holdings and Global Growth Fund, respectively, have filed with the Commission under the Securities Act and the Investment Company Act, to which reference is hereby made.

     Global Holdings and Global Growth Fund both file reports and other information with the Commission. Reports, proxy statements, registration statements and other information filed by Global Holdings and Global Growth Fund can be inspected and copied at the public reference facilities of the Commission in Washington, D.C. and at the New York Regional Office of the Commission at Seven World Trade Center, New York, New York 10048. Copies of such materials also can be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, the Global Growth Fund Prospectus, the Global Holdings Prospectus, the Global Growth Fund Statement, the Global Holdings Statement, other material incorporated by reference and other information regarding the Funds.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which Global Holdings or Global Growth Fund is a party.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Reorganization will be passed upon for Global Holdings and Global Growth Fund by Brown & Wood LLP, One World Trade Center, New York, New York 10048.

                                    EXPERTS

     The financial highlights of Global Holdings included in this Proxy Statement and Prospectus have been so included in reliance on the report of Deloitte & Touche LLP, independent auditors, given on their authority as experts in auditing and accounting. The principal business address of Deloitte & Touche LLP is 117 Campus Drive, Princeton, New Jersey 08540. The independent auditors for Global Growth Fund are Ernst & Young LLP. Ernst & Young LLP will serve as the independent auditors for the Combined Fund after the Reorganization. The principal business address of Ernst & Young LLP is P.O. Box 5321, 202 Carnegie Center, Princeton, New Jersey 08543-5321.

                             STOCKHOLDER PROPOSALS

     A stockholder proposal intended to be presented at any subsequent meeting of stockholders of Global Holdings must be received by Global Holdings in a reasonable time before Global Holdings begins to print and mail the proxy solicitation materials to be utilized in connection with such meeting in order to be considered in Global Holdings' proxy statement and form of proxy relating to the meeting.

                                          By Order of the Board of Directors,

                                          Philip M. Mandel
                                          Secretary, Merrill Lynch Global
                                          Holdings, Inc.

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 21st day of September, 1998, by and between Merrill Lynch Global Growth Fund, Inc., a Maryland corporation ("Global Growth"), and Merrill Lynch Global Holdings, Inc., a Maryland corporation ("Global Holdings").

                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by Global Growth of substantially all of the assets, and the assumption of substantially all of the liabilities, of Global Holdings in exchange solely for an equal aggregate value of newly issued shares of Global Growth's common stock, with a par value of $.10 per share, and the subsequent distribution of Corresponding Shares (defined below) of Global Growth to the stockholders of Global Holdings in exchange for their shares of common stock of Global Holdings, each with a par value of $.10 per share, in liquidation of Global Holdings, all upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, shares of Global Growth will be distributed to Global Holdings stockholders as follows: each holder of Global Holdings shares will be entitled to receive that class of shares of Global Growth having the same letter designation (e.g., Class A, Class B, Class C or Class D), and the same distribution fees, account maintenance fees and sales charges (including contingent deferred sales charges), if any ("Corresponding Shares"), as the shares of Global Holdings owned by such stockholder on the Exchange Date (as defined in Section 7 of this Agreement). The aggregate net asset value of the Corresponding Shares of Global Growth to be received by each stockholder of Global Holdings will equal the aggregate net asset value of the Global Holdings shares owned by such stockholder on the Exchange Date. In consideration therefor, on the Exchange Date, Global Growth shall acquire substantially all of Global Holdings' assets and assume substantially all of Global Holdings' obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the consummation of the Reorganization, Global Holdings shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Global Growth and Global Holdings hereby agree as follows:

     1. Representations and Warranties of Global Growth.

     Global Growth represents and warrants to, and agrees with, Global Holdings that:

     (a) Global Growth is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Growth has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Global Growth is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-8327), and such registration has not been revoked or rescinded and is in full force and effect. Global Growth intends to elect and qualify for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify until consummation of the Reorganization and thereafter.

     (c) Global Holdings has been furnished with an unaudited statement of assets and liabilities and an unaudited schedule of investments of Global Growth, each as of February 28, 1998. An unaudited statement of assets and liabilities of Global Growth and an unaudited schedule of investments of Global Growth, each as of the Valuation Time, will be furnished to Global Holdings at or prior to the Exchange Date for the purpose of determining the number of shares of Global Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Growth as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (d) Global Holdings has been furnished with Global Growth's Semi-Annual Report to Stockholders for the six months ended February 28, 1998, and the unaudited financial statements appearing therein fairly present the financial position of Global Growth as of the respective dates indicated in conformity with generally accepted accounting principles.

     (e) Global Holdings has been furnished with the prospectus and statement of additional information of Global Growth, each dated March 6, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (f) Global Growth has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Growth, threatened against it which assert liability on the part of Global Growth or which materially affect its financial condition or its ability to consummate the Reorganization. Global Growth is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (h) Global Growth is not a party to or obligated under any provision of its Articles of Incorporation, or its by-laws, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (i) There are no material contracts outstanding to which Global Growth is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (l) below) or will not otherwise be disclosed to Global Holdings prior to the Valuation Time.

     (j) Global Growth has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since February 28, 1998; and those incurred in connection with the Reorganization. As of the Valuation Time, Global Growth will advise Global Holdings in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Growth of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

     (l) The registration statement filed by Global Growth on Form N-14 relating to the shares of Global Growth to be issued pursuant to this Agreement which includes the proxy statement of Global Holdings and the prospectus of Global Growth with respect to the transaction contemplated herein, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to Global Growth (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Growth for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (m) Global Growth is authorized to issue 600,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock; Class A, Class C and Class D each consists of 100,000,000 shares and Class B consists of 300,000,000 shares; each outstanding share is fully paid and nonassessable and has full voting rights.

     (n) Global Growth shares to be issued to Global Holdings pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of Global Growth will have any preemptive right of subscription or purchase in respect thereof.

     (o) At or prior to the Exchange Date, Global Growth shares to be transferred to Global Holdings for distribution to the stockholders of Global Holdings on the Exchange Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of Global Growth presently are qualified, and there are a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

     (p) At or prior to the Exchange Date, Global Growth will have obtained any and all regulatory, Director and stockholder approvals necessary to issue the shares of Global Growth to Global Holdings.

     2. Representations and Warranties of Global Holdings.

     Global Holdings represents and warrants to, and agrees with, Global Growth that:

     (a) Global Holdings is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to carry out this Agreement. Global Holdings has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

     (b) Global Holdings is duly registered under the 1940 Act as a diversified, open-end management investment company (File No. 811-4351), and such registration has not been revoked or rescinded and is in full force and effect. Global Holdings has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify for its taxable year ending upon liquidation.

     (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of Global Holdings shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this Agreement) furnished to Global Growth, with such additions thereto and deletions therefrom as may have arisen in the course of Global Holdings' business up to the Valuation Time; and
(ii) all other assets owned by Global Holdings or liabilities incurred as of the Valuation Time.

     (d) Global Holdings has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

     (e) Global Growth has been furnished with a statement of assets and liabilities and a schedule of investments of Global Holdings, each as of November 30, 1997, said financial statements having been examined by Deloitte & Touche LLP, independent public accountants. An unaudited statement of assets and liabilities of Global Holdings and an unaudited schedule of investments of Global Holdings, each as of the Valuation Time, will be furnished to Global Growth at or prior to the Exchange Date for the purpose of determining the number of shares of Global Growth to be issued pursuant to Section 4 of this Agreement; and each will fairly present the financial position of Global Holdings as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

     (f) Global Growth has been furnished with Global Holdings' Annual Report to Stockholders for the year ended November 30, 1997 and the Semi-Annual Report to Stockholders for the six months ended May 31, 1998, and the financial statements appearing therein fairly present the financial position of Global Holdings as of the dates indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

     (g) Global Growth has been furnished with the prospectus and statement of additional information of Global Holdings, each dated March 5, 1998, and said prospectus and statement of additional information do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (h) There are no material legal, administrative or other proceedings pending or, to the knowledge of Global Holdings, threatened against it which assert liability on the part of Global Holdings or which materially affect its financial condition or its ability to consummate the Reorganization. Global Holdings is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

     (i) There are no material contracts outstanding to which Global Holdings is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to Global Growth prior to the Valuation Time.

     (j) Global Holdings is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement.

     (k) Global Holdings has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets and liabilities referred to above, those incurred in the ordinary course of its business as an investment company since May 31, 1998 and those incurred in connection with the Reorganization. As of the Valuation Time, Global Holdings will advise Global Growth in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

     (l) Global Holdings has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of Global Holdings have been adequately provided for on its books, and no tax deficiency or liability of Global Holdings has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

     (m) At both the Valuation Time and the Exchange Date, Global Holdings will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, Global Holdings will have good and marketable title to all of the Investments, and Global Growth will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

     (n) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by Global Holdings of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

     (o) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to Global Holdings (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by Global Holdings for use in the N-14 Registration Statement as provided in Section 6(e) of this Agreement.

     (p) Global Holdings is authorized to issue 400,000,000 shares of common stock, par value $.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock, each of which consists of 100,000,000 shares, each outstanding share of which is fully paid and nonassessable and has full voting rights.

     (q) The books and records of Global Holdings made available to Global Growth and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of Global Holdings.

     (r) Global Holdings will not sell or otherwise dispose of any of the shares of Global Growth to be received in the Reorganization, except in distribution to the stockholders of Global Holdings.

     3. The Reorganization.

     (a) Subject to receiving the requisite approval of the stockholders of Global Holdings, and to the other terms and conditions contained herein, Global Holdings agrees to convey, transfer and deliver to Global Growth and Global Growth agrees to acquire from Global Holdings, on the Exchange Date, all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of Global Holdings, and assume substantially all of the liabilities of Global Holdings, in exchange solely for that number of shares of Global Growth provided in Section 4 of this Agreement. Pursuant to this Agreement, as soon as practicable Global Holdings will distribute all shares of Global Growth received by it to its stockholders in exchange for their corresponding Global Holdings shares. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of Global Growth in the amounts due the stockholders of Global Holdings based on their respective holdings in Global Holdings as of the Valuation Time.

     (b) Global Holdings will pay or cause to be paid to Global Growth any interest it receives on or after the Exchange Date with respect to the Investments transferred to Global Holdings hereunder.

     (c) The Valuation Time shall be 4:00 P.M., New York time, on February 19, 1999, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

     (d) Global Growth will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, Global Holdings, except that recourse for such liabilities will be limited to the net assets of Global Holdings acquired by Global Growth. The known liabilities of Global Holdings as of the Valuation Time shall be confirmed in writing to Global Growth by Global Holdings pursuant to Section 2(k) of this Agreement.

     (e) Global Growth and Global Holdings will jointly file Articles of Transfer with the State Department of Assessments and Taxation of Maryland and any other such instrument as may be required by the State of Maryland to effect the transfer of the Investments of Global Holdings to Global Growth.

     (f) Global Holdings will be dissolved following the Exchange Date by filing Articles of Dissolution with the State Department of Assessments and Taxation of Maryland.

     4. Issuance and Valuation of Shares of Global Growth in the Reorganization.

     Full shares of Global Growth, and to the extent necessary, fractional shares of Global Growth, of an aggregate net asset value equal to the net asset value of the assets of Global Holdings acquired, determined as hereinafter provided, reduced by the amount of liabilities of Global Holdings assumed by Global Growth, shall be issued by Global Growth in exchange for such assets of Global Holdings. The net asset value of Global Holdings and Global Growth shall be determined in accordance with the procedures described in the prospectus of Global Growth as of the Valuation Time. Such valuation and determination shall be made by Global Growth in cooperation with Global Holdings. Global Growth shall issue its Class A, Class B, Class C and Class D shares to Global Holdings in certificates or share deposit receipts (one in respect of each class) registered in the name of Global Holdings. Global Holdings shall distribute Corresponding Shares of Global Growth to its stockholders by redelivering such certificates to Financial Data Services, Inc.

     5. Payment of Expenses.

     (a) With respect to expenses incurred in connection with the Reorganization, (i) Global Growth shall pay all expenses incurred which are attributable solely to Global Growth and the conduct of its business, (ii) Global Holdings shall pay all expenses incurred which are attributable solely to Global Holdings and the conduct of its business and (iii) Global Growth and Global Holdings shall pay, subsequent to the Exchange Date and pro rata according to each Fund's net assets on the Exchange Date, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement. Such fees and expenses shall include the cost of preparing and filing a ruling request with the Internal Revenue Service, legal and accounting fees, printing costs, filing fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     6. Covenants of Global Growth and Global Holdings.

     (a) Global Holdings agrees to call a special meeting of the stockholders of Global Holdings as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization as described in this Agreement, and it shall be a condition to the obligations of each of the parties hereto that the holders of a majority of the shares of Global Holdings issued and outstanding and entitled to vote thereon, shall have approved this Agreement at such a meeting at or prior to the Valuation Time.

     (b) Global Growth and Global Holdings each covenants to operate the business of Global Growth and Global Holdings, respectively, as presently conducted between the date hereof and the Exchange Date.

     (c) Global Holdings agrees that following the consummation of the Reorganization, it will dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any Global Growth shares other than to the stockholders of Global Holdings and without first paying or adequately providing for the payment of all of Global Holdings' liabilities not assumed by Global Growth, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its dissolution.

     (d) Global Holdings undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Global Holdings has ceased to be a registered investment company.

     (e) Global Growth will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Global Growth and Global Holdings agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

     (f) Global Growth has no plan or intention to sell or otherwise dispose of the assets of Global Holdings to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) Global Holdings and Global Growth each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, the funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. Global Growth agrees to retain for a period of ten (10) years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of Global Holdings for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, Global Holdings shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by Global Holdings with respect to Global Holdings' final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by Global Holdings (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by Global Holdings to the extent such expenses have been accrued by Global Holdings in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Merrill Lynch Asset Management, L.P. ("MLAM") at the time such tax returns and Forms 1099 are prepared.

     (h) Global Holdings agrees to mail to its stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of
Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, Global Growth expects to stay in existence and continue its business as a diversified, open-end management investment company registered under the 1940 Act.

     7. Exchange Date.

     (a) Delivery of the assets of Global Holdings to be transferred, together with any other Investments, and the Global Growth shares to be issued, shall be made at the offices of Brown & Wood LLP, One World Trade Center, New York, New York 10048, at 10:00 A.M. on the next full business day following the Valuation Time, or at such other place, time and date agreed to by Global Holdings and Global Growth, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, Global Holdings shall cause such Investments to be transferred to Global Growth's account with State Street Bank and Trust Company at the earliest practicable date thereafter.

     (b) Global Holdings will deliver to Global Growth on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to Global Growth hereunder, certified by Deloitte & Touche LLP.

     (c) As soon as practicable after the close of business on the Exchange Date, Global Holdings shall deliver to Global Growth a list of the names and addresses of all of the stockholders of record of Global Holdings on the Exchange Date and the number of shares of Global Holdings owned by each such stockholder, certified to the best of their knowledge and belief by the transfer agent for Global Holdings or by its President.

     8. Global Holdings Conditions.

     The obligations of Global Holdings hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of a majority of the shares of Global Holdings, issued and outstanding and entitled to vote thereon, voting together as a single class, and by the Board of Directors of Global Growth; and that Global Growth shall have delivered to Global Holdings a copy of the resolution approving this Agreement adopted by Global Growth's Board of Directors, certified by the Secretary of Global Growth.

     (b) That Global Growth shall have furnished to Global Holdings a statement of Global Growth's assets and liabilities, with values determined as provided in
Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on Global Growth's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Growth's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Growth since February 28, 1998, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

     (c) That Global Growth shall have furnished to Global Holdings a certificate signed by Global Growth's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that, as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Growth made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that Global Growth has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

     (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (e) That Global Holdings shall have received an opinion of Brown & Wood LLP, as counsel to both Global Growth and Global Holdings, in form and substance satisfactory to Global Holdings and dated the Exchange Date, to the effect that
(i) each of Global Growth and Global Holdings is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the Corresponding Shares of Global Growth to be issued pursuant to this Agreement are duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by Global Growth, and no stockholder of Global Growth has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation or the by-laws of Global Growth or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by each of Global Growth and Global Holdings, and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and court decisions with respect thereto; provided, such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provisions of the Articles of Incorporation, as amended, the by-laws, as amended, or any agreement (known to such counsel) to which either Global Growth or Global Holdings is a party or by which either Global Growth or Global Holdings is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Reorganization or Maryland law;
(v) Global Holdings has the power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, Global Holdings will have duly transferred such assets and liabilities in accordance with this Agreement; (vi) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal court, Maryland state court or governmental authority is required for the consummation by Global Growth and Global Holdings of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and under Maryland law and such as may be required under state securities laws; (vii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (viii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; (ix) such counsel does not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement which are not described therein or, if required to be filed, filed as required; (x) neither Global Growth nor Global Holdings, to the knowledge of such counsel, is required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities laws, and except where each has so qualified or the failure so to qualify would not have a material adverse effect on Global Growth, Global Holdings or their respective stockholders; (xi) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against Global Growth or Global Holdings, the unfavorable outcome of which would materially and adversely affect Global Growth or Global Holdings; (xii) all corporate actions required to be taken by Global Growth and Global Holdings to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of Global Growth and Global Holdings; and (xiii) such opinion is solely for the benefit of Global Growth and Global Holdings and their Directors and officers. Such opinion also shall state that (x) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto, (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and
(y) such counsel does not express any opinion or belief as to the financial statements or other financial or statistical data relating to Global Growth or Global Holdings contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Brown & Wood LLP may state that it is relying on certificates of officers of Global Growth and Global Holdings with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of Global Growth and Global Holdings.

     (f) That Global Holdings shall have received a private letter ruling from the Internal Revenue Service to the effect that for Federal income tax purposes
(i) the transfer of substantially all of the Investments of Global Holdings to Global Growth in exchange solely for shares of Global Growth as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and Global Holdings and Global Growth will each be deemed to be a "party" to the Reorganization within the meaning of Section 368(b); (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to Global Holdings as a result of the asset transfer solely in exchange for Global Growth shares or on the distribution of the Global Growth stock to Global Holdings stockholders under Section 361(c)(1); (iii) under
Section 1032 of the Code, no gain or loss will be recognized to Global Growth on the receipt of assets of Global Holdings in exchange for Global Growth shares;
(iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of Global Holdings on the receipt of Corresponding Shares of Global Growth in exchange for their shares of Global Holdings; (v) in accordance with Section 362(b) of the Code, the tax basis of the Global Holdings assets in the hands of Global Growth will be the same as the tax basis of such assets in the hands of Global Holdings immediately prior to the consummation of the Reorganization; (vi) in accordance with Section 358 of the Code, immediately after the Reorganization, the tax basis of the Corresponding Shares of Global Growth received by the stockholders of Global Holdings in the Reorganization will be equal, in the aggregate, to the tax basis of the shares of Global Holdings surrendered in exchange; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for the Corresponding Shares of Global Growth will be determined by including the period for which such stockholder held the shares of Global Holdings exchanged therefor, provided, that such Global Holdings shares were held as a capital asset; (viii) in accordance with
Section 1223 of the Code, Global Growth's holding period with respect to the Global Holdings assets transferred will include the period for which such assets were held by Global Holdings; and (ix) the taxable year of Global Holdings will end on the effective date of the Reorganization and pursuant to Section 381(a) of the Code and regulations thereunder, Global Growth will succeed to and take into account certain tax attributes of Global Holdings, such as earnings and profits, capital loss carryovers and method of accounting.

     (g) That all proceedings taken by Global Growth and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Holdings.

     (h) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Growth, be contemplated by the Commission.

     (i) That Global Holdings shall have received from Ernst & Young LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Global Holdings, to the effect that (i) they are independent public accountants with respect to Global Growth within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
(ii) in their opinion, the financial statements and supplementary information of Global Growth included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; and (iii) on the basis of limited procedures agreed upon by Global Holdings and Global Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Growth included in the N-14 Registration Statement, and inquiries of certain officials of Global Growth responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Holdings and Global Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Growth appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Growth or from schedules prepared by officials of Global Growth having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (j) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Growth or would prohibit the Reorganization.

     (k) That Global Holdings shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Holdings, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     9. Global Growth Conditions.

     The obligations of Global Growth hereunder shall be subject to the following conditions:

     (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Directors of Global Holdings and by the affirmative vote of the holders of a majority of the shares of common stock of Global Holdings issued and outstanding and entitled to vote thereon, voting together as a single class; and that Global Holdings shall have delivered to Global Growth a copy of the resolution approving this Agreement adopted by Global Holdings' Board of Directors, and a certificate setting forth the vote Global Holdings stockholders obtained, each certified by the Secretary of Global Holdings.

     (b) That Global Holdings shall have furnished to Global Growth a statement of Global Holdings' assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on Global Holdings' behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by Global Holdings' President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of Global Holdings since May 31, 1998, other than changes in the Investments since that date or changes in the market value of the Investments.

     (c) That Global Holdings shall have furnished to Global Growth a certificate signed by Global Holdings' President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of Global Holdings made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and Global Holdings has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

     (d) That Global Holdings shall have delivered to Global Growth a letter from Deloitte & Touche LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of Global Holdings for the period ended November 30, 1997 (which returns originally were prepared and filed by Global Holdings), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of Global Holdings for the period covered thereby; and that for the period from December 1, 1997, to and including the Exchange Date and for any taxable year of Global Holdings ending upon the liquidation of Global Holdings, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from December 1, 1997, to and including the Exchange Date and for any taxable year of Global Holdings ending upon the liquidation of Global Holdings or that Global Holdings would not continue to qualify as a regulated investment company for Federal income tax purposes for the tax years in question.

     (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     (f) That Global Growth shall have received an opinion of Brown & Wood LLP, as counsel to both Global Growth and Global Holdings, in form and substance satisfactory to Global Growth and dated the Exchange Date, with respect to the matters specified in Section 8(e) of this Agreement and such other matters as Global Growth reasonably may deem necessary or desirable.

     (g) That Global Growth shall have received a private letter ruling from the Internal Revenue Service with respect to the matters specified in Section 8(f) of this Agreement.

     (h) That Global Growth shall have received from Deloitte & Touche LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to Global Growth, to the effect that (i) they are independent public accountants with respect to Global Holdings within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and supplementary information of Global Holdings included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by Global Holdings and Global Growth and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of any unaudited interim financial statements and unaudited supplementary information of Global Holdings included in the N-14 Registration Statement, and inquiries of certain officials of Global Holdings responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) such unaudited financial statements and related unaudited supplementary information do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder, (b) such unaudited financial statements are not fairly presented in conformity with generally accepted accounting principles, applied on a basis substantially consistent with that of the audited financial statements, or (c) such unaudited supplementary information is not fairly stated in all material respects in relation to the unaudited financial statements taken as a whole; and (iv) on the basis of limited procedures agreed upon by Global Growth and Global Holdings and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to Global Holdings appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of Global Holdings or from schedules prepared by officials of Global Holdings having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

     (i) That the Investments to be transferred to Global Growth shall not include any assets or liabilities which Global Growth, by reason of charter limitations or otherwise, may not properly acquire or assume.

     (j) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Global Holdings, be contemplated by the Commission.

     (k) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of Global Holdings or would prohibit the Reorganization.

     (l) That Global Growth shall have received from the Commission such orders or interpretations as Brown & Wood LLP, as counsel to Global Growth, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided, that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

     (m) That all proceedings taken by Global Holdings and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to Global Growth.

     (n) That prior to the Exchange Date, Global Holdings shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its investment company taxable income for the period from December 1, 1997 to and including the Exchange Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized for the period from December 1, 1997 to and including the Exchange Date.

     10. Termination, Postponement and Waivers.

     (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of Global Holdings) prior to the Exchange Date, or the Exchange Date may be postponed, (i) by mutual consent of the Boards of Directors of Global Holdings and Global Growth; (ii) by the Board of Directors of Global Holdings if any condition of Global Holdings' obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Directors of Global Growth if any condition of Global Growth's obligations set forth in
Section 9 of this Agreement has not been fulfilled or waived by such Board.

     (b) If the transactions contemplated by this Agreement have not been consummated by July 1, 1999, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of Global Holdings and Global Growth.

     (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Global Holdings or Global Growth or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

     (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement may be waived by the Board of Directors of either Global Holdings or Global Growth, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Directors of Global Holdings and Global Growth have delegated to MLAM the ability to make non-material changes to the transaction if it deems it to be in the best interests of Global Holdings and Global Growth to do so.

     (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Global Holdings nor Global Growth nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of Global Holdings or Global Growth against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders, to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of Global Holdings and Global Growth to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of Global Holdings unless such terms and conditions shall result in a change in the method of computing the number of shares of Global Growth to be issued to Global Holdings in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of Global Holdings prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless Global Holdings promptly shall call a special meeting of stockholders at which such conditions so imposed shall be submitted for approval.

     11. Indemnification.

     (a) Global Holdings hereby agrees to indemnify and hold Global Growth harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Growth may incur or sustain by reason of the fact that (i) Global Growth shall be required to pay any corporate obligation of Global Holdings, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against Global Holdings which were omitted or not fairly reflected in the financial statements to be delivered to Global Growth in connection with the Reorganization; (ii) any representations or warranties made by Global Holdings in this Agreement should prove to be false or erroneous in any material respect; (iii) any covenant of Global Holdings has been breached in any material respect; or (iv) any claim is made alleging that
(a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of Global Holdings and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Holdings by Global Growth.

     (b) Global Growth hereby agrees to indemnify and hold Global Holdings harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which Global Holdings may incur or sustain by reason of the fact that (i) any representations or warranties made by Global Growth in this Agreement should prove false or erroneous in any material respect, (ii) any covenant of Global Growth has been breached in any material respect, or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to stockholders of Global Holdings and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to Global Growth by Global Holdings.

     (c) In the event that any claim is made against Global Growth in respect of which indemnity may be sought by Global Growth from Global Holdings under
Section 11(a) of this Agreement, or in the event that any claim is made against Global Holdings in respect of which indemnity may be sought by Global Holdings from Global Growth under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven (7) calendar days following the earlier of (A) an agreement between Global Holdings and Global Growth that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this
Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12. Other Matters.

     (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), Global Growth will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

     THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO MERRILL LYNCH GLOBAL GROWTH FUND, INC. (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to Global Growth's transfer agent with respect to such shares. Global Holdings will provide Global Growth on the Exchange Date with the name of any Global Holdings stockholder who is to the knowledge of Global Holdings an affiliate of Global Holdings on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be made by hand delivery, prepaid certified mail or overnight service, addressed to Global Holdings or Global Growth, in either case at 800 Scudders Mill Road, Plainsboro, New Jersey 08536,
Attn: Arthur Zeikel, President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) Copies of the Articles of Incorporation, as amended, of Global Holdings and Global Growth are on file with the Department of Assessments and Taxation of the State of Maryland and notice is hereby given that this instrument is executed on behalf of the Directors of each fund.

     This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

                                            MERRILL LYNCH GLOBAL GROWTH FUND,
                                            INC.

                                            By:      /s/ ARTHUR ZEIKEL
                                              ----------------------------------
                                                   Arthur Zeikel, President

Attest:
      /s/ PHILIP M. MANDEL
------------------------------------
    Philip M. Mandel, Secretary

                                            MERRILL LYNCH GLOBAL HOLDINGS, INC.

                                            By:      /s/ ARTHUR ZEIKEL
                                              ----------------------------------
                                                   Arthur Zeikel, President

Attest:
        /s/ PHILIP M. MANDEL
----------------------------------------
      Philip M. Mandel, Secretary

                      STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     MERRILL LYNCH GLOBAL GROWTH FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                                 (609) 282-2800

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement and Prospectus of Merrill Lynch Global Holdings, Inc. ("Global Holdings") and Merrill Lynch Global Growth Fund, Inc. ("Global Growth Fund") dated September 22, 1998 (the "Proxy Statement and Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling Global Growth Fund at 1-800-456-4587, ext. 123, or by writing to Global Growth Fund at the above address. This Statement of Additional Information has been incorporated by reference into the Proxy Statement and Prospectus.

     Further information about Global Growth Fund is contained in and incorporated by reference to its Prospectus, dated March 6, 1998, and its Statement of Additional Information, dated March 6, 1998, which are incorporated by reference into this Statement of Additional Information. Global Growth Fund's Statement of Additional Information accompanies this Statement of Additional Information.

     Further information about Global Holdings is contained in and incorporated by reference to its Prospectus, dated March 5, 1998, and its Statement of Additional Information, dated March 5, 1998, which are incorporated by reference into this Statement of Additional Information. Global Holdings Statement of Additional Information accompanies this Statement of Additional Information.

     The Commission maintains a web site (http://www.sec.gov) that contains the prospectus and statement of additional information of each of Global Holdings and Global Growth Fund, other material incorporated by reference and other information regarding Global Holdings and Global Growth Fund.

     The date of this Statement of Additional Information is September 22, 1998.

                               TABLE OF CONTENTS

General Information                                              2
Financial Statements                                             2
  Pro Forma Combined Schedule of Investments for Global
     Growth Fund and Global Holdings as of June 30, 1998
     (unaudited)                                               F-1
  Pro Forma Combined Statement of Assets and Liabilities for
     Global Growth Fund and Global Holdings as of June 30,
     1998 (unaudited)                                          F-9
  Pro Forma Combined Statement of Operations for Global
     Growth Fund and Global Holdings as of June 30, 1998
     (unaudited)                                              F-11

                              GENERAL INFORMATION

     The stockholders of Global Holdings are being asked to approve the acquisition of substantially all of the assets of Global Holdings, and the assumption of substantially all of the liabilities of Global Holdings, by Global Growth Fund in exchange solely for an equal aggregate value of shares of Global Growth Fund (the "Reorganization"). Global Growth Fund is an open-end management investment company organized as a Maryland corporation. A Special Meeting of Stockholders of Global Holdings to consider the Reorganization will be held at 800 Scudders Mill Road, Plainsboro, New Jersey, on November 5, 1998, at 9:00 a.m., New York time.

     For detailed information about the Reorganization, stockholders of Global Holdings should refer to the Proxy Statement and Prospectus. For further information about Global Growth Fund, Global Holdings stockholders should refer to Global Growth Fund's Statement of Additional Information, dated March 6, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein. For further information about Global Holdings, stockholders should refer to Global Holdings' Statement of Additional Information, dated March 5, 1998, which accompanies this Statement of Additional Information and is incorporated by reference herein.

                              FINANCIAL STATEMENTS

     Pro forma financial statements reflecting consummation of the Reorganization are included herein.

GLOBAL GROWTH FUND

     An audited statement of assets and liabilities and accompanying notes as of September 5, 1997, and report of independent auditors thereon, dated September 8, 1997, of Global Growth Fund are incorporated by reference from Global Growth Fund's Statement of Additional Information, dated March 6, 1998. Unaudited financial statements and accompanying notes for the period October 31, 1997 (commencement of operations) through February 28, 1998 of Global Growth Fund are incorporated by reference from Global Growth Fund's Semi-Annual Report to Stockholders.

GLOBAL HOLDINGS

     Audited financial statements and accompanying notes for the fiscal year ended November 30, 1997, and the independent auditor's report thereon, dated January 14, 1998, of Global Holdings are incorporated by reference from Global Holdings' Statement of Additional Information, dated March 5, 1998. Unaudited financial statements and accompanying notes for the six months ended May 31, 1998 of Global Holdings are incorporated by reference from Global Holdings' Semi-Annual Report to Stockholders.

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                           JUNE 30, 1998 (UNAUDITED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
LATIN AMERICA
ARGENTINA
Banking                              146,875  Banco de Galicia y Buenos
                                              Aires S.A. (ADR)*              $           --    $  2,662,109    $    2,662,109
-----------------------------------------------------------------------------------------------------------------------------
Multi-Industry                       278,810  Compania Naviera Perez
                                              Companc S.A.C.F.I.M.F.A.                   --       1,399,836         1,399,836
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN
                                              ARGENTINA                                  --       4,061,945         4,061,945
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
BRAZIL
Telecommunications                30,000,000  Telecommunicacoes Brasileiras
                                              S.A.--Telebras PN (Preferred)              --       3,263,294         3,263,294
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN BRAZIL                --       3,263,294         3,263,294
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
MEXICO
Chemicals                            150,000  DESC, Sociedad de Fomento
                                              Industrial, S.A. de C.V.
                                              (ADR)*                                     --       2,981,250         2,981,250
-----------------------------------------------------------------------------------------------------------------------------
Financial Services                 2,000,000  Grupo Financiero Banorte,
                                              S.A. de C.V. (Class B)                     --       2,226,180         2,226,180
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN MEXICO                --       5,207,430         5,207,430
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PANAMA
Banking--International                75,000  Bladex Banco LatinAmerica de
                                              Export                                     --       2,306,250         2,306,250
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN PANAMA                --       2,306,250         2,306,250
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN LATIN
                                              AMERICA                                    --      14,838,919        14,838,919
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NORTH AMERICA
CANADA
Banking & Financial                  380,000  Bank of Montreal                   20,943,050              --        20,943,050
                                     575,000  Canadian Imperial Bank of
                                              Commerce                           18,505,477              --        18,505,477
                                     500,000  National Bank of Canada             9,780,908              --         9,780,908
                                     300,000  Royal Bank of Canada               18,064,911              --        18,064,911
                                                                             --------------    ------------    --------------
                                                                                 67,294,346              --        67,294,346
-----------------------------------------------------------------------------------------------------------------------------
Beverages                             50,000  Seagram Co., Ltd. (The)             2,046,875              --         2,046,875
-----------------------------------------------------------------------------------------------------------------------------
Communications Equipment             350,000  +Newbridge Networks Corp.           8,370,756              --         8,370,756
                                      90,000  Northern Telecom Ltd.               3,972,239       1,135,000         5,107,239
                                                                             --------------    ------------    --------------
                                                                                 12,342,995       1,135,000        13,477,995
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN CANADA        81,684,216       1,135,000        82,819,216
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
UNITED STATES
Advertising                           85,000  Interpublic Group of
                                              Companies, Inc.                     5,158,437              --         5,158,437
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
Banking                              120,000  Bank of New York Co., Inc.
                                              (The)                          $           --    $  7,282,500    $    7,282,500
                                      95,000  Northern Trust Corporation                 --       7,237,812         7,237,812
                                      65,000  Wachovia Corporation                       --       5,492,500         5,492,500
                                                                             --------------    ------------    --------------
                                                                                         --      20,012,812        20,012,812
-----------------------------------------------------------------------------------------------------------------------------
Banking & Financial                  154,000  Banc One Corp.                      8,595,125              --         8,595,125
                                      50,000  BankAmerica Corp.                   4,321,875              --         4,321,875
                                      30,000  Citicorp                            4,477,500              --         4,477,500
                                     145,000  Mellon Bank Corp.                  10,095,625              --        10,095,625
                                     180,000  State Street Corp.                 12,510,000              --        12,510,000
                                                                             --------------    ------------    --------------
                                                                                 40,000,125              --        40,000,125
-----------------------------------------------------------------------------------------------------------------------------
Beverages                            275,000  Coca-Cola Co. (The)                23,512,500              --        23,512,500
-----------------------------------------------------------------------------------------------------------------------------
Broadcast                            120,000  Chancellor Media Corp. (Class
                                              A)                                  5,955,000              --         5,955,000
-----------------------------------------------------------------------------------------------------------------------------
Broadcasting Radio & Television       45,000  +Clear Channel
                                              Communications, Inc.                4,910,625              --         4,910,625
-----------------------------------------------------------------------------------------------------------------------------
Chemicals                            110,000  duPont (E.I.) de Nemours &
                                              Co.                                 8,208,750              --         8,208,750
-----------------------------------------------------------------------------------------------------------------------------
Communications Equipment             567,500  +Cisco Systems, Inc.               43,269,375       8,976,094        52,245,469
                                     440,000  +FORE Systems, Inc.                11,632,500              --        11,632,500
                                      80,000  Lucent Technologies, Inc.           6,655,000              --         6,655,000
                                                                             --------------    ------------    --------------
                                                                                 61,556,875       8,976,094        70,532,969
-----------------------------------------------------------------------------------------------------------------------------
Computer Services                     40,000  America Online, Inc.                4,240,000              --         4,240,000
-----------------------------------------------------------------------------------------------------------------------------
Computers                            700,000  Compaq Computer Corp.              19,862,500              --        19,862,500
                                     125,000  +Dell Computer Corporation          8,811,250       2,782,500        11,593,750
                                      45,000  Hewlett-Packard Co.                 2,694,375              --         2,694,375
                                                                             --------------    ------------    --------------
                                                                                 31,368,125       2,782,500        34,150,625
-----------------------------------------------------------------------------------------------------------------------------
Cosmetics                            220,000  Gillette Co. (The)                 12,471,250              --        12,471,250
                                      20,000  International Flavors &
                                              Fragrances Inc.                       868,750              --           868,750
                                                                             --------------    ------------    --------------
                                                                                 13,340,000              --        13,340,000
-----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                  35,000  Emerson Electric Co.                2,113,125              --         2,113,125
                                     375,000  General Electric Co.               34,125,000              --        34,125,000
                                      10,000  Honeywell, Inc.                       835,625              --           835,625
                                                                             --------------    ------------    --------------
                                                                                 37,073,750              --        37,073,750
-----------------------------------------------------------------------------------------------------------------------------
Electronics                          235,000  Intel Corp.                        11,109,375       6,295,312        17,404,687
                                     125,000  Texas Instruments, Inc.             2,040,937       5,248,125         7,289,062
                                                                             --------------    ------------    --------------
                                                                                 13,150,312      11,543,437        24,693,749
-----------------------------------------------------------------------------------------------------------------------------
Energy                               110,000  El Paso Natural Gas Co.             4,207,500              --         4,207,500
                                      50,000  Enron Corp.                         2,703,125              --         2,703,125
                                                                             --------------    ------------    --------------
                                                                                  6,910,625              --         6,910,625
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
Entertainment                         35,000  +Viacom, Inc. (Class B)        $    2,038,750    $         --    $    2,038,750
                                     150,000  Walt Disney Co. (The)              15,759,375              --        15,759,375
                                                                             --------------    ------------    --------------
                                                                                 17,798,125              --        17,798,125
-----------------------------------------------------------------------------------------------------------------------------
Environmental Control                200,000  US Filter Corp.                            --       5,612,500         5,612,500
-----------------------------------------------------------------------------------------------------------------------------
Financial Services                    40,000  American Express Co.                4,560,000              --         4,560,000
                                      70,000  Federal National Mortgage
                                              Association                         4,252,500              --         4,252,500
                                     100,000  Franklin Resources                  5,400,000              --         5,400,000
                                     100,000  Morgan Stanley, Dean Witter,
                                              Discover & Co.                      9,137,500              --         9,137,500
                                      90,000  Travelers Group, Inc.               5,456,250              --         5,456,250
                                                                             --------------    ------------    --------------
                                                                                 28,806,250              --        28,806,250
-----------------------------------------------------------------------------------------------------------------------------
Food Merchandising                    50,000  Albertsons, Inc.                    2,590,625              --         2,590,625
                                     105,000  +Meyer (Fred), Inc.                 4,462,500              --         4,462,500
                                                                             --------------    ------------    --------------
                                                                                  7,053,125              --         7,053,125
-----------------------------------------------------------------------------------------------------------------------------
Foods                                 40,000  ConAgra, Inc.                       1,267,500              --         1,267,500
                                      35,000  Wrigley (Wm.) Jr. Co. (Class
                                              B) Shares                           3,430,000              --         3,430,000
                                                                             --------------    ------------    --------------
                                                                                  4,697,500              --         4,697,500
-----------------------------------------------------------------------------------------------------------------------------
Home Furnishings                     175,000  Ethan Allen Interiors, Inc.         8,739,062              --         8,739,062
-----------------------------------------------------------------------------------------------------------------------------
Hotels                               125,000  Marriott International, Inc.
                                              (Class A)                           4,046,875              --         4,046,875
-----------------------------------------------------------------------------------------------------------------------------
Household Products                    35,000  Colgate-Palmolive Co.               3,080,000              --         3,080,000
                                      20,000  Kimberly-Clark Corp.                  917,500              --           917,500
                                      60,000  Procter & Gamble Company            5,463,750              --         5,463,750
                                                                             --------------    ------------    --------------
                                                                                  9,461,250              --         9,461,250
-----------------------------------------------------------------------------------------------------------------------------
Information Processing               155,000  First Data Corp.                    5,163,437              --         5,163,437
-----------------------------------------------------------------------------------------------------------------------------
Insurance                             10,000  Aetna, Inc.                           761,250              --           761,250
                                     150,000  American International Group,
                                              Inc.                               21,900,000              --        21,900,000
                                     150,000  Mercury General Corp.                      --       9,646,875         9,646,875
                                      80,000  The PMI Group, Inc.                        --       5,870,000         5,870,000
                                                                             --------------    ------------    --------------
                                                                                 22,661,250      15,516,875        38,178,125
-----------------------------------------------------------------------------------------------------------------------------
Medical Technology                   200,000  +Boston Scientific Corp.           10,743,750       3,581,250        14,325,000
                                      90,000  Guidant Corporation                 6,418,125              --         6,418,125
                                     125,000  Johnson & Johnson                   1,843,750       7,375,000         9,218,750
                                                                             --------------    ------------    --------------
                                                                                 19,005,625      10,956,250        29,961,875
-----------------------------------------------------------------------------------------------------------------------------
Oil Services                         190,000  Baker Hughes, Inc.                  6,566,875              --         6,566,875
                                     175,000  Diamond Offshore Drilling,
                                              Inc.                                7,000,000              --         7,000,000
                                      55,000  Schlumberger Ltd., Inc.             3,757,187              --         3,757,187
                                                                             --------------    ------------    --------------
                                                                                 17,324,062              --        17,324,062
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
Pharmaceuticals                       25,000  Amgen, Inc.                    $    1,634,375    $         --    $    1,634,375
                                     155,000  Bristol-Myers Squibb Co.           14,941,875       2,873,437        17,815,312
                                     140,000  Merck & Co., Inc.                  18,725,000              --        18,725,000
                                     490,000  Pfizer, Inc.                       43,475,000       9,781,875        53,256,875
                                                                             --------------    ------------    --------------
                                                                                 78,776,250      12,655,312        91,431,562
-----------------------------------------------------------------------------------------------------------------------------
Photography                           30,000  Eastman Kodak Co.                   2,191,875              --         2,191,875
-----------------------------------------------------------------------------------------------------------------------------
Pollution Control                     20,000  Waste Management, Inc.                700,000              --           700,000
-----------------------------------------------------------------------------------------------------------------------------
Publishing                            32,000  Gannett Co., Inc.                   2,274,000              --         2,274,000
-----------------------------------------------------------------------------------------------------------------------------
Restaurants                           70,000  McDonald's Corporation              3,450,000       1,380,000         4,830,000
-----------------------------------------------------------------------------------------------------------------------------
Retail                               250,000  Federated Department Stores,
                                              Inc.                                5,381,250       8,071,875        13,453,125
                                     420,000  Wal-Mart Stores, Inc.              25,515,000              --        25,515,000
                                                                             --------------    ------------    --------------
                                                                                 30,896,250       8,071,875        38,968,125
-----------------------------------------------------------------------------------------------------------------------------
Retail Specialty                     450,000  CVS Corporation                     8,955,625       8,566,250        17,521,875
                                     100,000  Gap, Inc. (The)                     6,162,500              --         6,162,500
                                     200,000  OfficeMax, Inc.                            --       3,300,000         3,300,000
                                     450,000  PETsMART, Inc.                             --       4,485,937         4,485,937
                                     435,000  +Staples, Inc.                     12,587,812              --        12,587,812
                                     165,000  Walgreen Co.                        6,816,562              --         6,816,562
                                                                             --------------    ------------    --------------
                                                                                 34,522,499      16,352,187        50,874,686
-----------------------------------------------------------------------------------------------------------------------------
Semiconductor                        160,000  +Applied Materials, Inc.            3,687,500       1,032,500         4,720,000
                                      70,000  ST Microelectronics                        --       4,891,250         4,891,250
                                                                             --------------    ------------    --------------
                                                                                  3,687,500       5,923,750         9,611,250
-----------------------------------------------------------------------------------------------------------------------------
Software--Computer                   205,000  +Microsoft Corp.                   19,507,500       2,709,375        22,216,875
                                     210,000  +PeopleSoft, Inc.                   9,856,875              --         9,856,875
                                                                             --------------    ------------    --------------
                                                                                 29,364,375       2,709,375        32,073,750
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                   290,000  Sprint Corp.                       16,215,000       4,230,000        20,445,000
                                     225,000  World Communications, Inc.         10,870,312              --        10,870,312
                                                                             --------------    ------------    --------------
                                                                                 27,085,312       4,230,000        31,315,312
-----------------------------------------------------------------------------------------------------------------------------
Toys                                 200,000  Mattel, Inc.                        8,462,500              --         8,462,500
-----------------------------------------------------------------------------------------------------------------------------
Travel & Lodging                     240,000  Carnival Corp. (Class A)            9,510,000              --         9,510,000
-----------------------------------------------------------------------------------------------------------------------------
Utilities--Communication             160,000  AT&T Corp.                          9,140,000              --         9,140,000
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE
                                              UNITED STATES                     640,202,246     126,722,967       766,925,213
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN NORTH
                                              AMERICA                           721,886,462     127,857,967       849,744,429
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PACIFIC BASIN/ASIA
AUSTRALIA
Broadcasting & Publishing            351,883  News Corp. Ltd. (The)
                                              (Ordinary)                                 --       2,873,128         2,873,128
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN
                                              AUSTRALIA                                  --       2,873,128         2,873,128
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
HONG KONG
Multi-Industry                       400,000  Hutchison Whampoa, Ltd.        $           --    $  2,111,485    $    2,111,485
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN HONG
                                              KONG                                       --       2,111,485         2,111,485
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
JAPAN
Automobile                           480,000  Honda Motor Co., Ltd.              17,111,929              --        17,111,929
                                     500,000  Toyota Motor Corp.                 12,953,742              --        12,953,742
                                                                             --------------    ------------    --------------
                                                                                 30,065,671              --        30,065,671
-----------------------------------------------------------------------------------------------------------------------------
Broadcasting & Publishing            300,000  Tokyo Broadcasting System,
                                              Inc.                                       --       3,355,705         3,355,705
-----------------------------------------------------------------------------------------------------------------------------
Computers                            700,000  Fujitsu Ltd.                        7,375,334              --         7,375,334
                                   1,000,000  NEC Corporation                     6,531,717       2,799,307         9,331,024
                                      60,000  Tokyo Electron Ltd.                        --       1,840,225         1,840,225
                                                                             --------------    ------------    --------------
                                                                                 13,907,051       4,639,532        18,546,583
-----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment                 200,000  Matsushita Electric
                                              Industrial Co., Ltd.                       --       3,218,590         3,218,590
                                     250,000  Sumitomo Electric Industry,
                                              Ltd.                                       --       2,531,212         2,531,212
                                                                             --------------    ------------    --------------
                                                                                         --       5,749,802         5,749,802
-----------------------------------------------------------------------------------------------------------------------------
Electronics                           30,000  Keyence Corp.                              --       3,269,106         3,269,106
                                      90,000  Murata Manufacturing Co.,
                                              Ltd.                                       --       2,922,711         2,922,711
                                                                             --------------    ------------    --------------
                                                                                         --       6,191,817         6,191,817
-----------------------------------------------------------------------------------------------------------------------------
Insurance                            200,000  Tokio Marine & Fire Insurance
                                              Co., Ltd.                                  --       2,058,166         2,058,166
-----------------------------------------------------------------------------------------------------------------------------
Leisure                              170,000  Sony Corp.                         12,073,320       2,587,140        14,660,460
-----------------------------------------------------------------------------------------------------------------------------
Machine Tools & Machinery            350,000  Minebea Co. Ltd.                           --       3,488,129         3,488,129
-----------------------------------------------------------------------------------------------------------------------------
Machinery & Equipment                500,000  Mitsubishi Heavy Industries,
                                              Ltd.                                       --       1,890,741         1,890,741
-----------------------------------------------------------------------------------------------------------------------------
Merchandising                        150,000  Marui Co. Ltd.                             --       2,240,745         2,240,745
-----------------------------------------------------------------------------------------------------------------------------
Office Equipment                     300,000  Canon, Inc.                         4,546,439       2,273,219         6,819,658
-----------------------------------------------------------------------------------------------------------------------------
Photography                          400,000  Fuji Photo Film Co., Ltd.          13,942,412              --        13,942,412
-----------------------------------------------------------------------------------------------------------------------------
Retail--Stores                       290,000  Ito-Yokado Co., Ltd.               11,781,049       1,884,968        13,666,017
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                     3,400  Nippon Telegraph & Telephone
                                              Corp.                              24,897,164       3,319,622        28,216,786
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN JAPAN        111,213,106      39,679,586       150,892,692
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SINGAPORE
Banking                              380,000  Overseas Chinese Banking
                                              Corp.                                      --       1,294,048         1,294,048
-----------------------------------------------------------------------------------------------------------------------------
Construction & Housing               330,000  City Development Ltd.                      --         922,476           922,476
-----------------------------------------------------------------------------------------------------------------------------
Newspaper/Publishing                 242,440  Singapore Press Holdings Ltd.              --       1,622,489         1,622,489
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN
                                              SINGAPORE                                  --       3,839,013         3,839,013
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE
                                              PACIFIC BASIN/ASIA                111,213,106      48,503,212       159,716,318
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
WESTERN EUROPE
DENMARK
Telecommunications                   150,000  Tele-Denmark A.S. (Class B)    $   14,404,190    $         --    $   14,404,190
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN DENMARK       14,404,190              --        14,404,190
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
FINLAND
Communications Equipment             350,000  Nokia OY AS 'A'                    18,426,286       7,370,514        25,796,800
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FINLAND       18,426,286       7,370,514        25,796,800
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
FRANCE
Communications Equipment             120,000  Alcatel Alsthom Cie Generale
                                              d'Electricite S.A.                 22,405,891       2,036,899        24,442,790
-----------------------------------------------------------------------------------------------------------------------------
Computer Services                     50,000  Cap Gemini S.A.                            --       7,859,684         7,859,684
-----------------------------------------------------------------------------------------------------------------------------
Computer Software                    120,000  Dassault Systems S.A.                      --       5,658,972         5,658,972
-----------------------------------------------------------------------------------------------------------------------------
Cosmetics                             10,000  L'OREAL S.A.                        5,564,656              --         5,564,656
-----------------------------------------------------------------------------------------------------------------------------
Education                             15,000  Groupe Danone S.A.                         --       4,137,503         4,137,503
-----------------------------------------------------------------------------------------------------------------------------
Electronics                          300,000  +SGS-Thomson Microelectronics
                                              N.V.                               21,270,787              --        21,270,787
-----------------------------------------------------------------------------------------------------------------------------
Foods                                 40,000  Groupe Danone S.A.                 11,033,342              --        11,033,342
                                      15,000  Promodes S.A.                       8,314,718              --         8,314,718
                                                                             --------------    ------------    --------------
                                                                                 19,348,060              --        19,348,060
-----------------------------------------------------------------------------------------------------------------------------
Information Processing               200,000  Cap Gemini S.A.                    31,438,736              --        31,438,736
-----------------------------------------------------------------------------------------------------------------------------
Insurance                            165,000  Axa-UAP                            18,565,401              --        18,565,401
-----------------------------------------------------------------------------------------------------------------------------
Machinery & Equipment                240,000  Alstom                              6,585,588       1,317,118         7,902,706
-----------------------------------------------------------------------------------------------------------------------------
Oil-Related                           25,000  Societe Nationale Elf
                                              Equitaine S.A.                             --       3,516,174         3,516,174
-----------------------------------------------------------------------------------------------------------------------------
Retail--Stores                        20,000  Carrefour S.A. (Ordinary)          12,658,228              --        12,658,228
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN FRANCE       137,837,347      24,526,350       162,363,697
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
GERMANY
Apparel                              100,000  Adidas AG                          17,421,892              --        17,421,892
-----------------------------------------------------------------------------------------------------------------------------
Automobile                           160,000  Daimler-Benz AG                    15,732,329              --        15,732,329
                                     160,000  Daimler-Benz AG (Rights)              177,266              --           177,266
                                                                             --------------    ------------    --------------
                                                                                 15,909,595              --        15,909,595
-----------------------------------------------------------------------------------------------------------------------------
Banking & Financial                  600,000  Commerzbank AG                     22,834,035              --        22,834,035
                                     420,000  Deutche Bank AG (Ordinary)         29,586,749       5,917,350        35,504,099
                                     525,000  Dresdner Bank AG                   28,355,584              --        28,355,584
                                                                             --------------    ------------    --------------
                                                                                 80,776,368       5,917,350        86,693,718
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
Chemicals                            150,000  BASF AG                        $    7,125,249    $         --    $    7,125,249
                                     150,000  Bayer AG                            7,760,913              --         7,760,913
                                     140,000  Hoechst AG                          7,038,001              --         7,038,001
                                     100,000  SKW Trostberg AG                           --       3,600,709         3,600,709
                                                                             --------------    ------------    --------------
                                                                                 21,924,163       3,600,709        25,524,872
-----------------------------------------------------------------------------------------------------------------------------
Electronics                          200,000  Siemens AG                         12,203,634              --        12,203,634
-----------------------------------------------------------------------------------------------------------------------------
Insurance                             65,000  Allianz AG                         21,658,265              --        21,658,265
                                       1,911  Allianz AG (New)                      631,460              --           631,460
                                                                             --------------    ------------    --------------
                                                                                 22,289,725              --        22,289,725
-----------------------------------------------------------------------------------------------------------------------------
Machinery & Equipment                 13,300  Heidelberger Druckmaschinen
                                              AG                                         --       1,101,457         1,101,457
                                      60,000  Mannesman AG                        5,137,935       1,027,587         6,165,522
                                                                             --------------    ------------    --------------
                                                                                  5,137,935       2,129,044         7,266,979
-----------------------------------------------------------------------------------------------------------------------------
Multi-Industry                       285,000  Veba Vereinigte Elektriz           11,763,932       7,394,472        19,158,404
-----------------------------------------------------------------------------------------------------------------------------
Retail--Stores                       250,000  Metro AG                           15,095,280              --        15,095,280
                                     250,000  Metro AG (Rights)                       9,694              --             9,694
                                                                             --------------    ------------    --------------
                                                                                 15,104,974              --        15,104,974
-----------------------------------------------------------------------------------------------------------------------------
Software--Computer                   140,000  SAP AG--Vorzug (Preferred)         74,645,469      20,357,855        95,003,324
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN GERMANY      277,177,687      39,399,430       316,577,117
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
IRELAND
Banking & Financial                1,300,000  Allied Irish Banks PLC             18,794,818              --        18,794,818
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                   100,000  ESAT Telecom Group PLC (ADR)*       3,775,000              --         3,775,000
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN IRELAND       22,569,818              --        22,569,818
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
ITALY
Insurance                            500,000  Assicurazioni Generali S.p.A.      16,263,365              --        16,263,365
                                   3,750,000  Instituto Nazionale delle
                                              Assicurazioni S.p.A. (INA)         10,657,006              --        10,657,006
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN ITALY         26,920,371              --        26,920,371
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NETHERLANDS
Household Products                   120,000  Unilever N.V. (NY Registered
                                              Shares)                             9,472,500              --         9,472,500
                                     200,000  Unilever N.V.                      15,901,478              --        15,901,478
                                                                             --------------    ------------    --------------
                                                                                 25,373,978              --        25,373,978
-----------------------------------------------------------------------------------------------------------------------------
Insurance                            400,000  AEGON N.V.                         34,876,847              --        34,876,847
                                     235,000  ING Groep N.V.                     15,419,704              --        15,419,704
                                                                             --------------    ------------    --------------
                                                                                 50,296,551              --        50,296,551
-----------------------------------------------------------------------------------------------------------------------------
Leisure                              140,000  Philips Electronics N.V.            5,896,552       5,896,552        11,793,104
                                     150,000  Polygram N.V.                       7,669,951              --         7,669,951
                                                                             --------------    ------------    --------------
                                                                                 13,566,503       5,896,552        19,463,055
-----------------------------------------------------------------------------------------------------------------------------
Retail--Stores                       600,000  Koninklijke Ahold N.V.             19,300,493              --        19,300,493
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
Software--Computer                   190,000  Baan Company N.V.              $    5,761,576    $  1,080,296    $    6,841,872
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE
                                              NETHERLANDS                       114,299,101       6,976,848       121,275,949
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
PORTUGAL
Building Products                    200,000  Cimpor Cimentos de Portugal
                                              S.A.                                       --       7,030,277         7,030,277
-----------------------------------------------------------------------------------------------------------------------------
Finance                              170,000  BPI SGPS S.A. (Registered
                                              Shares)                                    --       5,488,653         5,488,653
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN PORTUGAL              --      12,518,930        12,518,930
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SPAIN
Banking & Financial                  400,000  Banco Bilbao Vizcaya, S.A.         20,565,754              --        20,565,754
                                     550,000  Banco Santander, S.A.              14,103,025              --        14,103,025
                                                                             --------------    ------------    --------------
                                                                                 34,668,779              --        34,668,779
-----------------------------------------------------------------------------------------------------------------------------
Business & Public Services           400,000  Prosegur Compania de
                                              Seguridad S.A.                             --       4,808,258         4,808,258
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SPAIN         34,668,779       4,808,258        39,477,037
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SWEDEN
Communication Equipment              250,000  Telefonaktiebolaget LM
                                              Ericsson (Class B)                  7,304,533              --         7,304,533
-----------------------------------------------------------------------------------------------------------------------------
Environmental Control                325,000  Munters AB                                 --       3,545,677         3,545,677
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN SWEDEN         7,304,533       3,545,677        10,850,210
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
SWITZERLAND
Foods                                 10,000  Nestle S.A. (Registered)           21,414,435              --        21,414,435
-----------------------------------------------------------------------------------------------------------------------------
Insurance                             20,000  Zurich
                                              Versicherungs-Gesallschaft
                                              (Registered Shares)                12,772,134              --        12,772,134
-----------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                       17,000  Novartis AG (Registered
                                              Shares)                            28,307,165              --        28,307,165
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN
                                              SWITZERLAND                        62,493,734              --        62,493,734
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
Banking & Financial                  875,000  Barclays PLC                       25,227,720              --        25,227,720
                                     500,000  HSBC Holdings PLC                  12,688,943              --        12,688,943
                                   1,800,000  Lloyds TSB Group PLC               25,182,671              --        25,182,671
                                   1,885,000  National Westminster Bank PLC      26,804,453       6,879,809        33,684,262
                                     500,000  Royal Bank of Scotland GRP                 --       8,676,200         8,676,200
                                                                             --------------    ------------    --------------
                                                                                 89,903,787      15,556,009       105,459,796
-----------------------------------------------------------------------------------------------------------------------------
Broadcast--Media                   1,000,000  British Sky Broadcasting
                                              Group PLC                           7,182,892              --         7,182,892
-----------------------------------------------------------------------------------------------------------------------------
Building                             300,000  Berkeley Group PLC                         --       3,123,432         3,123,432
-----------------------------------------------------------------------------------------------------------------------------
Chemicals                            365,000  Imperial Chemical Industries
                                              PLC (Ordinary)                      5,858,604              --         5,858,604
-----------------------------------------------------------------------------------------------------------------------------
Computer Services                  1,100,000  Capital Group PLC                          --       9,493,348         9,493,348
-----------------------------------------------------------------------------------------------------------------------------

                      COMBINED SCHEDULE OF INVESTMENTS FOR
                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                     JUNE 30, 1998 (UNAUDITED)--(CONCLUDED)

                                                                                                               PRO FORMA FOR
                                                                                 GLOBAL           GLOBAL          COMBINED
          INDUSTRIES             SHARES HELD           INVESTMENTS           GROWTH FUND++      HOLDINGS++         FUND++
          ----------             -----------  -----------------------------  --------------   --------------   --------------
Electrical Equipment               1,149,999  Siebe PLC (Ordinary)           $   14,978,959    $  7,988,758    $   22,967,717
-----------------------------------------------------------------------------------------------------------------------------
Electronics                        2,100,000  Astec (BSR) PLC                            --       2,838,118         2,838,118
-----------------------------------------------------------------------------------------------------------------------------
Household Products                   750,000  Unilever PLC                        7,983,773              --         7,983,773
-----------------------------------------------------------------------------------------------------------------------------
Information Processing             1,040,000  Reuters Group PLC New              11,886,394              --        11,886,394
-----------------------------------------------------------------------------------------------------------------------------
Insurance                          1,000,000  Commercial Union PLC               18,653,830              --        18,653,830
                                   2,500,000  Guardian Royal Exchange PLC        14,641,087              --        14,641,087
                                   2,500,000  Sun Alliance Insurance Group
                                              PLC                                20,672,715       5,168,179        25,840,894
                                                                             --------------    ------------    --------------
                                                                                 53,967,632       5,168,179        59,135,811
-----------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                      265,000  Glaxo Wellcome PLC                  7,954,323              --         7,954,323
                                     575,000  SmithKline Beecham PLC              7,017,920              --         7,017,920
                                     400,000  Zeneca Group PLC                   17,165,528              --        17,165,528
                                                                             --------------    ------------    --------------
                                                                                 32,137,771              --        32,137,771
-----------------------------------------------------------------------------------------------------------------------------
Publishing                           750,000  Pearson PLC                        13,740,098              --        13,740,098
-----------------------------------------------------------------------------------------------------------------------------
Retail--Stores                       750,000  Boots Company PLC                  12,426,154              --        12,426,154
                                   2,000,000  J. Sainsbury PLC                   17,819,580              --        17,819,580
                                   1,400,000  Tesco PLC (Ordinary)               13,665,015              --        13,665,015
                                                                             --------------    ------------    --------------
                                                                                 43,910,749              --        43,910,749
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications                   700,000  +COLT Telecom Group PLC            28,381,185              --        28,381,185
                                   2,000,000  Vodafone Group PLC                 25,377,885              --        25,377,885
                                                                             --------------    ------------    --------------
                                                                                 53,759,070              --        53,759,070
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN THE
                                              UNITED KINGDOM                    335,309,729      44,167,844       379,477,573
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENTS IN WESTERN
                                              EUROPE                          1,051,411,575     143,313,851     1,194,725,426
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                    FACE
     SHORT-TERM SECURITIES         AMOUNT                 ISSUE
-------------------------------  -----------  -----------------------------
Commercial Paper**               $32,341,000  Concord Minuteman Capital,
                                              6.50% due 7/01/1998                32,341,000              --        32,341,000
                                  53,000,000  Newell Company, 6.25% due
                                              7/01/1998                          53,000,000              --        53,000,000
                                  31,991,000  Variable Funding Capital
                                              Corp., 6.30% due 7/01/1998         31,991,000              --        31,991,000
                                                                             --------------    ------------    --------------
                                              TOTAL INVESTMENTS IN SHORT-
                                              TERM SECURITIES                   117,332,000              --       117,332,000
                                                                             --------------    ------------    --------------
                                              TOTAL INVESTMENTS
                                              (COST -- $1,923,880,378)       $2,001,843,143    $334,513,949    $2,336,357,092
                                                                             ==============    ============    ==============

---------------

 * American Depositary Receipt (ADR).

** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.

 + Non-income producing security.

++ Value as discussed in the Combined Notes to Financial Statements.

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                 FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                        AS OF JUNE 30, 1998 (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Assets and Liabilities for Merrill Lynch Global Growth Fund, Inc. ("Global Growth Fund") and Merrill Lynch Global Holdings, Inc. ("Global Holdings") has been derived from the Statements of Assets and Liabilities of Global Growth Fund and Global Holdings as of June 30, 1998, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on June 30, 1998. The Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on June 30, 1998. The Pro Forma Combined Statement of Assets and Liabilities should be read in conjunction with the financial statements and related notes from the unaudited semi-annual financial statements for the period October 31, 1997 (commencement of operations) to February 28, 1998 of Global Growth Fund included in its Semi-Annual Report to Stockholders and from the Global Holdings audited financial statements and related notes included in its Statement of Additional Information dated March 5, 1998.

                                       GLOBAL          GLOBAL                        PRO FORMA FOR
                                    GROWTH FUND       HOLDINGS     ADJUSTMENTS       COMBINED FUND
                                   --------------   ------------   ------------      --------------
ASSETS:
Investments, at value* (Note 1a)   $2,001,843,143   $334,513,949                     $2,336,357,092
Cash                                           --            940                                940
Foreign cash (Note 1b)                 11,877,014             --                         11,877,014
Receivables:
  Capital shares sold                  57,554,277        390,166                         57,944,443
  Securities sold                      69,044,000     83,309,031                        152,353,031
  Dividends                             4,030,730        655,874                          4,686,604
Deferred organization expenses
  (Note 1f)                               161,500             --                            161,500
Prepaid registration fees and
  other assets (Note 1f)                  400,000          3,257                            403,257
                                   --------------   ------------   ------------      --------------
          Total assets              2,144,910,664    418,873,217              0       2,563,783,881
                                   --------------   ------------   ------------      --------------
LIABILITIES:
Payables:
  Securities purchased                141,647,233      2,059,195                        143,706,428
  Dividends to Shareholders                    --             --   $ 53,526,768(1)       53,526,768
  Capital shares redeemed               2,716,391     53,282,375                         55,998,766
  Distributor (Note 2)                  1,439,137         60,975                          1,500,112
  Investment adviser (Note 2)           1,223,222        361,775                          1,584,997
Accrued expenses and other
  liabilities                           1,323,637        402,118       (586,518)(2)       1,139,237
                                   --------------   ------------   ------------      --------------
          Total liabilities           148,349,620     56,166,438     52,940,250         257,456,308
                                   --------------   ------------   ------------      --------------
NET ASSETS:
Net Assets                         $1,996,561,044   $362,706,779   $(52,940,250)     $2,306,327,573
                                   ==============   ============   ============      ==============

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                 FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                  AS OF JUNE 30, 1998 (UNAUDITED)--(CONTINUED)

                                       GLOBAL          GLOBAL                        PRO FORMA FOR
                                    GROWTH FUND       HOLDINGS     ADJUSTMENTS       COMBINED FUND
                                   --------------   ------------   ------------      --------------
NET ASSETS CONSIST OF:
Class A Common Stock, $0.10 par
  value, 100,000,000 shares
  authorized                       $      665,838   $  2,158,053   $    180,376      $    3,004,267
Class B Common Stock, $0.10 par
  value, 300,000,000 shares
  authorized                           11,264,686        210,804          7,884          11,483,374
Class C Common Stock, $0.10 par
  value, 100,000,000 shares
  authorized                            2,247,463         10,146            332           2,257,941
Class D Common Stock, $0.10 par
  value, 100,000,000 shares
  authorized                            1,887,444         59,804          4,803           1,952,051
Paid-in capital in excess of par    1,638,092,780    236,641,607        393,123       1,875,127,510
Undistributed investment income--
  net                                   2,218,731             --     (2,218,731)                  0
Accumulated distributions in
  excess of investment
  income--net (Note 1g)                        --     (2,167,863)     2,167,863                   0
Undistributed realized capital
  gains on investments and
  foreign currency
  transactions--net                    14,682,984     38,792,916    (53,475,900)                  0
Unrealized appreciation on
  investments and foreign
  currency transactions--net          325,501,118     87,001,312             --         412,502,430
                                   --------------   ------------   ------------      --------------
Net assets                         $1,996,561,044   $362,706,779   $(52,940,250)     $2,306,327,573
                                   ==============   ============   ============      ==============
NET ASSET VALUE:
Class A:
  Net assets                       $   83,241,993   $322,430,867    (33,161,938)     $  372,510,922
                                   ==============   ============                     ==============
  Shares outstanding                    6,658,381     21,580,528      1,803,765          30,042,674
                                   ==============   ============                     ==============
  Net Asset Value                  $        12.50   $      14.94             --      $        12.40
                                   ==============   ============                     ==============
Class B:
  Net                              $1,398,702,147   $ 29,947,957    (14,509,483)     $1,414,140,621
                                   ==============   ============                     ==============
  Shares outstanding                  112,646,856      2,108,039         78,849         114,833,744
                                   ==============   ============                     ==============
  Net Asset Value                  $        12.42   $      14.21             --      $        12.31
                                   ==============   ============                     ==============
Class C:
  Net Assets                       $  279,052,833   $  1,434,834     (2,437,453)     $  278,050,214
                                   ==============   ============                     ==============
  Shares outstanding                   22,474,628        101,462          3,317          22,579,407
                                   ==============   ============                     ==============
  Net Asset Value                  $        12.42   $      14.14             --      $        12.31
                                   ==============   ============                     ==============

             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                 FOR MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                  AS OF JUNE 30, 1998 (UNAUDITED)--(CONCLUDED)

                                       GLOBAL          GLOBAL                        PRO FORMA FOR
                                    GROWTH FUND       HOLDINGS     ADJUSTMENTS       COMBINED FUND
                                   --------------   ------------   ------------      --------------
Class D:
  Net Assets                       $  235,564,071   $  8,893,121     (2,831,376)     $  241,625,816
                                   ==============   ============                     ==============
  Shares outstanding                   18,874,439        598,038         48,037          19,520,514
                                   ==============   ============                     ==============
  Net Asset Value                  $        12.48   $      14.87             --      $        12.38
                                   ==============   ============                     ==============
---------------
 *  identified cost                $1,676,441,139   $247,439,239             --      $1,923,880,378
                                   ==============   ============                     ==============

(1) Reflects the payment of undistributed net investment income and undistributed realized capital gains.

(2) Reflects the charge for estimated Reorganization expenses of $330,000 and anticipated savings of the Reorganization.

                       See Notes to Financial Statements.

                 PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR

                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
               FOR THE PERIOD OCTOBER 31, 1997* TO JUNE 30, 1998
                                  (UNAUDITED)

     The following unaudited Pro Forma Combined Statement of Operations for Global Growth Fund and Global Holdings has been derived from the Statements of Operations of Global Growth Fund and Global Holdings for the period ended June 30, 1998, and such information has been adjusted to give effect to the Reorganization as if the Reorganization had occurred on October 31, 1997. The Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on October 31, 1997. The Pro Forma Combined Statement of Operations should be read in conjunction with the financial statements and related notes from the unaudited semi-annual financial statements for the period October 31, 1997 (commencement of operations) to February 28, 1998 of Global Growth Fund included in its Semi-Annual Report to Stockholders and from the Global Holdings audited financial statements and related notes included in its Statement of Additional Information dated March 5, 1998.

                                                                 GLOBAL        GLOBAL                    PRO FORMA FOR
                                                              GROWTH FUND     HOLDINGS     ADJUSTMENTS   COMBINED FUND
                                                              ------------   -----------   -----------   -------------
INVESTMENT INCOME (NOTES 1d & 1e):
  Dividends**                                                 $18,491,451    $ 2,878,664                 $ 21,370,115
  Interest and discount earned                                  4,595,284        955,981                    5,551,265
                                                              ------------   -----------                 ------------
  Total income                                                 23,086,735      3,834,645                   26,921,380
                                                              ------------   -----------                 ------------
EXPENSES:
  Investment advisory fees                                      7,765,263      2,821,860    $(705,465)(3)    9,881,658
  Account maintenance and distribution fees--Class B (Note
    2)                                                          7,234,587        438,398                    7,672,985
  Account maintenance and distribution fees--Class C (Note
    2)                                                          1,448,979         41,485                    1,490,464
  Transfer agent fees--Class B                                    736,014        123,562                      859,576
  Registration fees (Note 1f)                                     705,408         49,245                      754,653
  Account maintenance fees--Class D (Note 2)                      323,171         15,079                      338,250
  Custodian fees                                                  218,618        194,621                      413,239
  Transfer agent fees--Class C                                    153,946         12,183                      166,129
  Transfer agent fees--Class D                                    107,156         15,318                      122,474
  Printing and shareholder reports                                134,519        101,847      (89,475)(2)      146,891
  Accounting services (Note 2)                                    119,671         60,571      (71,508)(2)      108,734
  Directors' fees and expenses                                     34,502         25,940      (29,675)(2)       30,767
  Transfer agent fees--Class A (Note 2)                            23,836        586,151                      609,987
  Professional fees                                                20,164         47,636      (20,395)(2)       47,405
  Amortization of organization expenses                            13,817             --                       13,817
  Pricing fees                                                      3,286         10,575                       13,861
  Other                                                             4,175          8,652      330,000(1)      342,827
                                                              ------------   -----------    ---------    ------------
  Total expenses before reimbursement                          19,047,112      4,553,123     (586,518)     23,013,717
                                                              ------------   -----------    ---------    ------------
  Reimbursement of expenses (Note 2)                              (79,576)            --           --         (79,576)
                                                              ------------   -----------    ---------    ------------
  Total expenses after reimbursement                           18,967,536      4,553,123     (586,518)     22,934,141
                                                              ------------   -----------    ---------    ------------
  Investment income (loss)--net                                 4,119,199       (718,478)     586,518       3,987,239
                                                              ------------   -----------    ---------    ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS & FOREIGN
CURRENCY TRANSACTIONS--NET (NOTES 1b, 1c, 1e & 3):
  Realized gain (loss) from:
    Investments--net                                           14,682,984     41,612,561                   56,295,545
    Foreign currency transactions--net                         (1,900,467)      (399,031)                  (2,299,498)
  Change in unrealized appreciation/depreciation on:
    Investments--net                                          325,402,004      1,698,512                  327,100,516
    Foreign currency transactions--net                             99,114        (67,318)                      31,796
                                                              ------------   -----------    ---------    ------------
  Net realized and unrealized gain on investments and
    foreign currency transactions                             338,283,635     42,844,724                  381,128,359
                                                              ------------   -----------    ---------    ------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        342,402,834     42,126,246      586,518     385,115,598
                                                              ------------   -----------    ---------    ------------
                                                              $ 1,765,013    $   287,418           --    $  2,052,431
                                                              ============   ===========    =========    ============

---------------

 *  The Global Growth Fund commenced operations on October 31, 1997.

**  Net of foreign withholding tax on dividends.

(1) Reflects the charge for estimated Reorganization expenses of $330,000.

(2) Reflects the anticipated savings of the Reorganization.

(3) Pursuant to the Management Agreement between Global Growth Fund and MLAM, Global Growth Fund pays MLAM a monthly fee at the annual rate of 0.75% of average daily net assets not exceeding $1.5 billion, and 0.725% of average daily net assets in excess of $1.5 billion. After the Reorganization, the management fee paid by the Combined Fund will be at Global Growth Fund's lower rate. Assuming the total net assets after the Reorganization were approximately $2.4 billion, the effective management fee rate paid by the Combined Fund would be 0.74%.
                       See Notes to Financial Statements.

                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES:

     Merrill Lynch Global Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Prior to commencement of operations on October 31, 1997, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Merrill Lynch Asset Management, L.P. ("MLAM") for $100,000. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

     (a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities, which are traded both in the over-the-counter market and on a stock exchange, are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

     (b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

     (c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

     - Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

       When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing

                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                            (UNAUDITED)--(CONTINUED)

       transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

       Written and purchased options are non-income producing investments.

     - Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

     - Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

     - Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

     (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

     (f) Deferred organization expenses and prepaid registration fees--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

     (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Fund has entered into an Investment Advisory Agreement with MLAM. The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into Distribution Agreements

                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                            (UNAUDITED)--(CONTINUED)

and Distribution Plans with Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc. ("MLFD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

     MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. Pursuant to the Investment Advisory Agreement between the Fund and MLAM, the management fee payable by the Fund is equal to 0.75% of average daily net assets not exceeding $1.5 billion and 0.725% of average daily net assets in excess of $1.5 billion. After the Reorganization, the management fee paid by the Combined Fund will be at the Fund's lower rate of 0.74%. For the period October 31, 1997 (commencement of operations) to June 30, 1998, MLAM earned fees of $7,765,263 from the Fund and $2,821,860 from Merrill Lynch Global Holdings, Inc.

     Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                            ACCOUNT MAINTENANCE FEE   DISTRIBUTION FEE
                                            -----------------------   ----------------
Class B                                              0.25%                  0.75%
Class C                                              0.25%                  0.75%
Class D                                              0.25%                     --

     Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

     For the period October 31, 1997 (commencement of operations) to June 30, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D shares as follows:

                                             MERRILL LYNCH             MERRILL LYNCH
                                        GLOBAL GROWTH FUND, INC.   GLOBAL HOLDINGS, INC.
                                        ------------------------   ---------------------
Class A:
     MLFD                                      $       57                 $  460
     MLPF&S                                    $    1,166                 $6,516
Class D:
     MLFD                                      $   55,103                 $  173
     MLPF&S                                    $5,765,620                 $1,943

     For the period October 31, 1997 (commencement of operations) to June 30, 1998, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers in Class A and Class D shares, as follows:

                                             MERRILL LYNCH             MERRILL LYNCH
                                        GLOBAL GROWTH FUND, INC.   GLOBAL HOLDINGS, INC.
                                        ------------------------   ---------------------
Class A                                              --                      --
Class D                                          $8,473                      --

                   MERRILL LYNCH GLOBAL GROWTH FUND, INC. AND
                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                            (UNAUDITED)--(CONCLUDED)

     For the period October 31, 1997 to June 30, 1998, MLPF&S received contingent deferred sales charges relating to transactions in Class B and Class C shares, as follows:

                                              MERRILL LYNCH             MERRILL LYNCH
                                         GLOBAL GROWTH FUND, INC.   GLOBAL HOLDINGS, INC.
                                         ------------------------   ---------------------
Class B                                         $1,245,043*               $113,394*
Class C                                         $  121,497                $    488

---------------
* Additional contingent deferred sales charges payable to the Distributor may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

     Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

     Accounting services are provided to the Fund by MLAM at cost.

     Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, FDS, MLFD and/or ML & Co.

                      MERRILL LYNCH GLOBAL HOLDINGS, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY  08543-9011

                                     PROXY
          This proxy is solicited on behalf of the Board of Directors



                 The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each of them with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of Merrill Lynch Global Holdings, Inc. (the "Fund") held of record by the undersigned on September 15, 1998, at the Special Meeting of Stockholders of the Fund to be held on November 5, 1998, or any adjournment thereof.



                 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.



                 By signing and dating this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.








TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:     KEEP THIS PORTION
                                                                FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.           DETACH AND RETURN
                                                               THIS PORTION ONLY






Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.



Vote On Proposal


1. To approve the Agreement and Plan of Reorganization between Merrill Lynch Global Holdings, Inc. and Merrill Lynch Global Growth Fund, Inc.

                 FOR  [ ]        AGAINST [ ]       ABSTAIN  [ ]


2. To transact such other business as may properly come before the Meeting or any adjournment thereof.









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Signature (PLEASE      DATE                    Signature (Joint Owners)   DATE
SIGN WITHIN BOX)